SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Quest Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 10, 2008

To our Shareholders:

We invite you to attend our Annual Meeting of Shareholders, which will be held on Thursday, May 8, 2008, at 10:00 a.m., local time, at our principal executive offices located at 5 Polaris Way, Aliso Viejo, CA, 92656.

The actions to be taken at the Annual Meeting are described in detail in the enclosed Proxy Statement and Notice of Annual Meeting. Included with these proxy materials is a copy of our Annual Report on Form 10-K for 2007. We encourage you to read these materials.

Please use this opportunity to take part in the affairs of Quest Software by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card promptly, using the enclosed postage-prepaid envelope. You can also vote by telephone or via the Internet. See “Information about the Annual Meeting and Voting” in the Proxy Statement for more details and follow the instructions on your proxy card.

All shareholders who attend the meeting will be required to present valid picture identification, such as a driver’s license. Registration will begin at 9:30 a.m.

We look forward to seeing you at our Annual Meeting.

Sincerely,

Vincent C. Smith, Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 8, 2008

The Annual Meeting of Shareholders of Quest Software, Inc., a California corporation, will be held on Thursday, May 8, 2008 at 10:00 a.m., local time, at our principal executive offices located at 5 Polaris Way, Aliso Viejo, California 92656, for the following purposes:

1.	To elect the following seven directors: Vincent C. Smith, Jerry Murdock, Jr., Raymond J. Lane, Augustine L. Nieto II, Kevin M. Klausmeyer, Paul A. Sallaberry and H. John Dirks;

2.	To approve the adoption of our 2008 Stock Incentive Plan;

3.	To approve the adoption of our Executive Incentive Plan;

4.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2008; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record as of the close of business on March 14, 2008 are entitled to notice of, and to vote at, the Annual Meeting.

All shareholders are invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided for that purpose, or to vote electronically via the Internet or by telephone. Instructions for electronic voting are provided on page 3 of the Proxy Statement. Any shareholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card by following the instructions in the Proxy Statement.

Important Notice Regarding The Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 8, 2008: The Notice of Annual Meeting of Shareholders, Proxy Statement, and our 2007 Annual Report to Shareholders, are available on our website at http://www.quest.com/investor_relations/.

By order of the Board of Directors,

J. Michael Vaughn, Vice President, General Counsel and Secretary

Aliso Viejo, California

April 10, 2008

QUEST SOFTWARE, INC.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quest Software, Inc., a California corporation (“Quest”), for Quest’s Annual Meeting of Shareholders to be held on Thursday, May 8, 2008 at 10:00 a.m., local time, and at any adjournment or postponement thereof. The Annual Meeting will be held at our principal executive offices located at 5 Polaris Way, Aliso Viejo, California 92656, and the telephone number at that location is (949) 754-8000.

Definitive copies of these proxy solicitation materials were first mailed to shareholders entitled to vote on or about April 11, 2008.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will be asked to

•	elect seven directors;

•	approve the adoption of our 2008 Stock Incentive Plan;

•	approve the adoption of our Executive Incentive Plan;

•	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2008; and

•	transact any other business that may properly come before the meeting.

The proposals to be considered and acted upon at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and are described in more detail in this Proxy Statement.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares: (1) FOR the election of each of the seven nominees to the Board of Directors identified in this Proxy Statement; (2) FOR the approval of the adoption of the 2008 Stock Incentive Plan; (3) FOR the approval of the adoption of the Executive Incentive Plan; and (4) FOR the ratification of our independent registered public accounting firm for the year ending December 31, 2008. If any other business is properly brought before the meeting, the proxy holders will vote the shares they represent in the manner they deem advisable.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors set March 14, 2008 as the record date (the “Record Date”) for the meeting. Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, 103,865,042 shares of common stock were issued and outstanding, which is our only class of outstanding voting securities.

How many votes do I have?

On each matter presented at the Annual Meeting, you are entitled to one vote for each share of Quest’s common stock owned by you at the close of business on the Record Date.

Am I entitled to cumulate my votes for the election of directors?

No. Shareholders do not have the right to cumulate their votes in the election of directors.

What is the difference between holding shares as a shareholder of record and a beneficial owner?

Most Quest shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by Quest. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a proxy from your broker or other nominee and present it to the inspector of elections at the Annual Meeting with your ballot. Your broker or other nominee has enclosed a voting instruction card for you to use in directing the broker or other nominee regarding how to vote your shares.

How many votes must be present to hold the Annual Meeting?

For business to be conducted at the Annual Meeting, holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either in person or by proxy. This is called a quorum. Abstentions and broker non-votes (i.e., shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote) are counted as present for purposes of establishing a quorum.

How many votes are required to elect directors and adopt each other proposal?

In the election of directors, each of the seven nominees will be elected only if the number of votes FOR such nominee constitutes a majority of the shares of Quest common stock present or represented by proxy and voting at the Annual Meeting and also constitute at least a majority of the required quorum.

Each of the other proposals requires both (i) the affirmative vote of a majority of the shares of Quest common stock represented at the Annual Meeting and entitled to vote on the matter and (ii) the affirmative vote of a majority of the shares of Quest common stock required to constitute a quorum.

Abstentions and broker non-votes have no effect on the determination of whether a nominee or any of the proposals has received the vote of the majority of the shares of Quest common stock present or represented by proxy and voting at the meeting. However, abstentions and broker non-votes could prevent the election of a director or the approval of a proposal where the number of affirmative votes does not constitute a majority of the required quorum.

How do I vote?

Generally, you may vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot, each as described below. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction form provided by your broker or other nominee.

Internet Voting. Shareholders of record of Quest common stock with Internet access may submit proxies on the Internet by following the instructions on their proxy cards. Most Quest shareholders who hold shares beneficially in street name may vote by accessing the web site specified on the voting instruction form provided by their brokers or other nominees. Please check the voting instruction form for Internet voting availability.

Telephone Voting. Shareholders of record of Quest common stock may submit proxies by telephone by following the instructions on their proxy cards. Most Quest shareholders who hold shares beneficially in street name may vote by phone by calling the number specified on the voting instruction form provided by their brokers or other nominees. Please check the voting instruction form for telephone voting availability.

Voting By Mail. Shareholders not wishing to vote electronically on the Internet or by telephone, or whose voting instruction form does not reference Internet or telephone voting information, should follow these instructions for voting by mail. Shareholders of record of Quest common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Quest shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction form provided by their brokers or other nominees and mailing them in the accompanying pre-addressed envelopes.

Voting in Person. Shareholders of record of Quest common stock may also vote their shares in person at the Annual Meeting. However, if your shares are held beneficially in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker or other nominee) and bring it with you to the Annual Meeting. Signing and returning your proxy card or submitting your vote on the Internet or by telephone does not affect your right to vote in person at the Annual Meeting.

What is the deadline for internet and telephone voting?

The deadline for voting on the Internet or by telephone is 6:00 a.m. Pacific Time on May 8, 2008.

How will my votes be counted?

If you return your properly signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction form, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker or other nominee and do not return the voting instruction form, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and the ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters, such as the approval of the adoption of our 2008 Stock Incentive Plan and our Executive Incentive Plan.

The enclosed proxy card or voting instruction form also grants the proxy holders discretionary authority to vote on any other business that may properly come before the meeting as well as any procedural matters.

Can I change or revoke my vote?

Yes. You may change your vote at any time prior to the vote at the Annual Meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to Quest’s Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker or other nominee or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.

If you voted by telephone or internet you may also change your vote by delivering a new proxy bearing a later date by telephone or internet, as the case may be, provided that we receive such later-dated proxy by 6:00 a.m. Pacific Time on May 8, 2008.

Who will bear the cost of soliciting proxies for the Annual Meeting?

Quest will bear the cost of this solicitation. Quest has retained the services of MacKenzie Partners, Inc. to assist in obtaining proxies from brokers and other nominees of shareholders for the Annual Meeting. The estimated cost of such services is $5,000, plus out-of-pocket expenses. In addition, Quest will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. Certain of Quest’s directors, officers and regular employees may solicit proxies personally or by telephone, facsimile or telegram, without additional compensation.

Where can I find the voting results?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter ending June 30, 2008.

What if I receive more than one set of these proxy solicitation materials?

If you have received more than one proxy card or voting instruction form, it is likely because your shares are held in multiple accounts or registered in different names or addresses. Please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted.

What is the procedure to submit a proposal for consideration at next year’s Annual Meeting?

Shareholders who intend to present proposals at the 2009 Annual Meeting of Shareholders must send such proposals to Quest for receipt no later than December 12, 2008 for such proposals to be considered for inclusion in the Proxy Statement and form of proxy relating to such meeting; provided, however, if our 2009 Annual Meeting of Shareholders is held before April 8, 2009 or after May 7, 2009, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2009 annual meeting of stockholders. Such proposals must also comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Please address any shareholder proposals to our Corporate Secretary at Quest Software, Inc., 5 Polaris Way, Aliso Viejo, CA 92656.

Our Bylaws also include an advance notice procedure for shareholders who wish to present a proposal before any annual meeting of shareholders. To comply with this advance notice provision, a shareholder must have given timely written notice to our Corporate Secretary not less than 60 nor more than 90 calendar days prior to the anniversary of the date on which Quest first mailed the proxy materials for its immediately preceding annual meeting of shareholders (as specified in the proxy materials for the immediately preceding annual meeting of shareholders). To be timely for our 2009 Annual Meeting of Shareholders, our Corporate Secretary must receive a shareholder’s notice at our principal executive offices not earlier than January 11, 2009 and not later than February 10, 2009.

In addition, the proxies solicited by the Board for the 2009 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 25, 2009.

What happens if additional matters are presented at the Annual Meeting?

We do not currently anticipate that any other matters will be presented for consideration at the Annual Meeting, as our Corporate Secretary received no timely written notices from shareholders who wish to present a proposal before the Annual Meeting on or before March 6, 2008, the 10th day after our public announcement of the date of the Annual Meeting. However, the accompanying proxy confers discretionary authority to vote on any such other matters as may properly come before the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies will have discretion to vote on such matters in accordance with their best judgment. The persons named as proxies intend to vote the shares they represent as Quest’s Board of Directors may recommend.

How may I obtain a separate set of proxy materials or request a single set for my household?

If you share an address with another shareholder, you may only receive one copy of our Annual Report and proxy materials. If you wish to receive additional copies of our Annual Report and proxy materials now or in the future, please write or call Quest:

Quest Software, Inc.

Investor Relations

5 Polaris Way

Aliso Viejo, CA 92656

(949) 754-8000

Similarly, if you share an address with another shareholder and have received multiple copies of the proxy materials, you may write or call us to request delivery of a single copy of these materials in the future.

EXECUTIVE OFFICERS

Vincent C. Smith, 44 Chairman of the Board and Chief Executive Officer	Mr. Smith has served as our Chief Executive Officer since 1997 and a director since 1995. Mr. Smith became Chairman of the Board in 1998. From 1992 to 1994, Mr. Smith served as Vice President of Worldwide Sales and Marketing at Patrol Software North America, a company he founded. Following Patrol’s acquisition by BMC Software in 1994, Mr. Smith managed BMC’s sales operations as Director of Open Systems. From 1987 to 1992, Mr. Smith held a variety of sales management positions at Oracle Corporation.

Douglas F. Garn, 49 President	Mr. Garn has served as our President since February 2005. Mr. Garn previously served as our Vice President, Worldwide Sales from January 1998 to January 2002, and returned to this position in January 2003 after a medical leave of absence. From March 1996 to January 1998, Mr. Garn was Vice President of North American Sales for Peregrine Systems, Inc.

Scott J. Davidson, 42 Senior Vice President, Chief Financial Officer	Mr. Davidson has served as our Chief Financial Officer since October 2007. Mr. Davidson joined Quest as Treasurer in 2002, and he has served as a vice president since 2005. His responsibilities have included worldwide treasury and investment operations, acquisitions, SEC reporting, investor relations and risk management. From 1997 to 2001, Mr. Davidson was director of corporate treasury and investor relations at Citrix Systems, Inc.

DIRECTORS

Listed below are Quest’s seven directors. Our Board of Directors, upon the recommendation of Kevin M. Klausmeyer, appointed H. John Dirks to fill a vacancy on June 8, 2006, and Mr. Dirks has been nominated for election at the Annual Meeting. Each of our other current directors has been nominated for re-election at the Annual Meeting.

Vincent C. Smith, 44 Chairman of the Board and Chief Executive Officer	Information for Mr. Smith is included in the previous section titled “Executive Officers.”

Jerry Murdock, Jr., 49 Director since 1999	Mr. Murdock is a General Partner of Insight Capital Partners, a venture capital firm, which he co-founded in 1995. From 1988 to 1995, Mr. Murdock was a director of Aspen Technology Group, a consulting firm that he founded. Mr. Murdock also serves on the board of directors of CallWave, Inc. and Divx, Inc. Mr. Murdock is a member of the Boards of Trustees of The Santa Fe Institute and The Aspen Institute.

Raymond J. Lane, 61 Director since 2000	Mr. Lane is a Managing Partner of Kleiner Perkins Caufield & Byers, a venture capital firm. Prior to joining Kleiner Perkins in July 2000, Mr. Lane was President and Chief Operating Officer and a Director of Oracle. Before joining Oracle in June 1992, Mr. Lane was a senior partner of Partner of Booz-Allen & Hamilton. Mr. Lane is a member of the Board of Trustees of Carnegie-Mellon University and also serves as Vice Chairman of Special Olympics International.

Augustine L. Nieto II, 50 Director since 2002	Mr. Nieto was a co-founder of Life Fitness, a leading manufacturer of cardiovascular and strength training fitness equipment for commercial and consumer use, and held a variety of executive positions with Life Fitness until the company was acquired by Brunswick Corporation in 1997. He is currently an Operating Advisor for North Castle Partners, a private equity firm based in Greenwich, Connecticut. Mr. Nieto is currently the chairman of Octane Fitness, a manufacturer of consumer exercise equipment. He is also a National Vice President of the Muscular Dystrophy Association, Co-Chairman of its ALS Division and Founder of its Augie’s Quest campaign. In addition, Mr. Nieto serves as the Chairman of the ALS Therapy Development Institute, a leading non-profit biotechnology and drug research company.

Kevin M. Klausmeyer, 49 Director since 2003	Mr. Klausmeyer is Chief Financial Officer of The Planet, Inc., a leading provider of dedicated web hosting products and services. Before joining The Planet in August 2006, Mr. Klausmeyer served as Chief Financial Officer of RLX Technologies, Inc., which was acquired by Hewlett-Packard Company in October 2005. From December 1999 to February 2003, Mr. Klausmeyer was chief financial officer of PentaSafe Security Technologies, Inc., which was acquired by NetIQ Corporation in December 2002. As a software finance professional, Mr. Klausmeyer was a member of the AICPA’s Software Revenue Recognition Taskforce from 1998 to 2005.

Paul A. Sallaberry, 52 Director since 2005	Mr. Sallaberry previously held several executive level positions with Veritas Software, most recently as Executive Vice President, Worldwide Field Operations. Prior to that, Mr. Sallaberry served as Senior Vice President, Worldwide Sales of Veritas from July 1999 to December 1999, and Vice President, Worldwide Sales of Veritas from April 1997 to July 1999.

H. John Dirks, 63 Director since 2006	Mr. Dirks has 40 years of auditing and accounting experience with PricewaterhouseCoopers LLP (“PwC”), having served as a National Office Partner from 1989 until his mandatory retirement in 2005. He served as a co-leader of the firm’s National Accounting Services group and was an Audit Partner from 1979 through 1989, with an industry focus on technology clients. Mr. Dirks also represented PwC in a variety of accounting and auditing professional activities, including the Accounting Standards Executive committee of the American Institute of Certified Public Accountants, the Emerging Issues Task Force of the Financial Accounting Standards Board and as a member of the AICPA Task Forces regarding various accounting topics, including the AICPA Task Force on Software Revenue Recognition. Since his retirement from PwC, he has provided accounting consulting services to various organizations.

Corporate Governance

Our Board of Directors and management are committed to utilizing good corporate governance practices to ensure we are managed for the long-term benefit of our shareholders. We have in place a variety of policies and practices to promote good corporate governance. Consistent with our Corporate Governance Guidelines, a majority of our Board of Directors is independent in accordance with Nasdaq and NYSE listing standards, and all members of our Audit Committee, our Compensation Committee, and our Nominating and Corporate Governance Committee also meet Nasdaq and NYSE guidelines for independence. We have also established:

•

written charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee that address corporate governance practices in accordance with the Sarbanes-Oxley Act, current Nasdaq corporate governance guidelines, and other applicable rules and regulations;

•	a Code of Business Conduct and Ethics applicable to our officers, directors and employees;

•	a procedure for receipt and treatment of anonymous and confidential complaints or concerns regarding audit or accounting matters; and

•	disclosure control policies and procedures.

The Nominating and Corporate Governance Committee of our Board of Directors is responsible for establishing and reviewing the Corporate Governance Guidelines from time to time and reporting and making recommendations to the Board concerning corporate governance matters. Among the matters addressed by our Corporate Governance Guidelines are:

•

Director Independence—Independent directors shall constitute at least a majority of our Board of Directors and all members of the Audit, Compensation, and Nominating and Corporate Governance Committees are required to be independent in accordance with the independence standards set forth in Section 303A.02 of the New York Stock Exchange Listed Companies Manual.

•	Term Limits for Independent Directors—Any director who is intended to be an independent director must not have served on our Board of Directors for 16 or more years.

•	Executive Sessions of Independent Directors—The non-employee directors regularly meet in executive sessions without management present.

•

Board Access to Independent Advisors—Our Board of Directors as a whole, and each of its committees separately, have authority to retain such independent consultants, counselors or advisors to the Board or its committees as each shall deem necessary or appropriate.

Copies of our Corporate Governance Guidelines and Code of Business Conduct and Ethics can be found on the Corporate Governance page of our Investor Relations web site located at http://www.quest.com/investor_relations/.

Board of Directors and Committees

During 2007, the Board met nine times. Each of our directors attended at least 75% of the aggregate number of all meetings of the Board and each of the committees upon which such director served and which were held during the period of time that such person served on the Board or such committee, except that Jerry Murdock, Jr. attended 60% of such meetings.

We have three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by our Board of Directors, copies of which can be found on the Corporate Governance page of our Investor Relations web site located at http://www.quest.com/investor_relations/. The current members of each committee are identified in the table below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Raymond J. Lane		•
Jerry Murdock, Jr.
Kevin M. Klausmeyer	Chair		•
Augustine L. Nieto II	•	•	Chair
Paul A. Sallaberry (1)		Chair
H. John Dirks	•

(1)	In March 2008, Mr. Sallaberry replaced Mr. Lane as the chairman of our Compensation Committee.

Audit Committee. The primary purpose of the Audit Committee is oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of Quest, including the appointment, oversight and compensation of Quest’s independent registered public accounting firm. Our Audit Committee held six meetings in 2007. Mr. Murdock resigned from the Audit Committee on May 23, 2007.

Compensation Committee. The Compensation Committee reviews and approves the compensation and benefits for our CEO and other executive officers and administers our 1999 Stock Incentive Plan and 2001 Stock Incentive Plan and, if approved by our shareholders at the Annual Meeting, our 2008 Stock Incentive Plan. Our Compensation Committee met five times in 2007.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) oversees all aspects of our corporate governance functions on behalf of the Board and makes recommendations to the Board regarding corporate governance issues, including:

•	identify, review and evaluate candidates to serve as directors of Quest;

•	serve as a focal point for communication between candidates, non-committee directors and Quest management;

•	recommend candidates for election to the Board; and

•	make other recommendations to the Board regarding affairs relating to the directors of Quest, including director compensation.

The Nominating Committee did not meet in 2007.

Director Independence

The Board has determined that each of Messrs. Lane, Nieto, Klausmeyer, Sallaberry and Dirks is independent under the criteria established by NASDAQ and the NYSE, and that each of Messrs. Klausmeyer and Dirks is an audit committee financial expert.

Communications with the Board

Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Corporate Secretary, Quest Software, Inc, 5 Polaris Way, Aliso Viejo, CA 92656. All communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our principal executive officer, principal financial officer, and principal accounting officer. A copy of our Code of Ethics was filed as Exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2007 and is also posted on the Corporate Governance page of our Investor Relations web site located at http://www.quest.com/investor_relations/. We intend to satisfy the disclosure requirements regarding amendments to, or waivers from, the Code of Ethics by either providing such information on a Form 8-K filed with the Securities and Exchange Commission or by posting such information on the Corporate Governance page of our Investor Relations web site described in the preceding sentence. Information contained on our website is not part of this Proxy Statement.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of the Company’s shareholders. We did not hold an annual meeting of shareholders in 2006 or 2007. Our last annual meeting in 2005 was attended by one incumbent director.

Nominations for Director

The policy of the Nominating Committee is to consider shareholder recommendations for candidates for membership on the Board. Shareholder recommendations for nominations should be delivered to our Corporate Secretary as follows:

Corporate Secretary

Quest Software, Inc.

5 Polaris Way

Aliso Viejo, CA 92656

Shareholder recommendations should set forth, among other matters: (i) the name, age and business address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the number of shares of Quest capital stock owned by the nominee; and (iv) other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors under applicable rules and regulations of the Commission.

The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. In the event that vacancies on the Board arise, the Nominating Committee considers potential candidates for director, which may come to the attention of the Nominating Committee through current directors, professional search firms, shareholders or other persons. As described above, the Nominating Committee considers properly submitted shareholder recommendations for nomination to the Board in the same manner as it evaluates other nominees. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating Committee. Materials provided by a shareholder for consideration of a nominee for director are forwarded to the Nominating Committee for evaluation. In evaluating such nominations, the Nominating Committee seeks to achieve the appropriate balance of industry and business knowledge and experience in light of the function and needs of the Board.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 9, 2008 with respect to the beneficial ownership of Quest Common Stock by (i) each person Quest believes beneficially holds more than 5% of the outstanding shares of Common Stock; (ii) each director; (iii) each named executive officer, as defined in Item 402 of Regulation S-K, and (iv) all directors and executive officers as a group. Unless otherwise indicated, all persons named as beneficial owners of Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Beneficial ownership also includes shares of Quest Common Stock issuable upon exercise of stock options that are exercisable or will become exercisable within 60 days of April 9, 2008, as indicated in the footnotes to the table below. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 103,898,550 shares of common stock outstanding on April 9, 2008 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after April 9, 2008. Unless otherwise indicated, the principal address of each of the shareholders below is c/o Quest Software, Inc., 5 Polaris Way, Aliso Viejo, California 92656.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares Outstanding
FMR LLC 82 Devonshire Street Boston, MA 02109	7,030,202	(1)	6.8%

Kingdon Capital Management 152 West 57th Street, 50th Floor New York, NY 10019	5,334,523	(2)	5.1%

Executive Officers and Directors:
Vincent C. Smith	33,210,531	(3)	31.6%
Douglas F. Garn	1,145,400	(4)	1.1%
Scott J. Davidson	72,250	(5)	*
Michael J. Lambert	0	(6)	*
Jerry Murdock, Jr.	210,701	(7)	*
Raymond J. Lane	561,543	(8)	*
Augustine L. Nieto II	80,000	(9)	*
Kevin M. Klausmeyer	68,400	(10)	*
Paul Sallaberry	54,213	(11)	*
H. John Dirks	0		*
All executive officers and directors as a group (10 persons) (5)	35,403,038	(12)	34.1%

*	Less than 1%

(1)	According to a Schedule 13G/A filed with the Securities and Exchange Commission by the beneficial owner of these shares on April 10, 2008. The beneficial owner of these shares reported sole power to vote 1,312,188 of these shares and sole power to dispose of all of these shares.

(2)	According to a Schedule 13G/A filed with the Securities and Exchange Commission by the beneficial owner of these shares on February 13, 2008.

(3)	Includes: (i) an aggregate of 152,400 shares held in the names of Mr. Smith’s minor children and 1,040 shares held by Mr. Smith as custodian for his minor children; (ii) an aggregate of 29,892,300 shares held through limited liability companies; (iii) 47,060 shares held by the Vincent C. Smith Charitable Remainder Trust, of which Mr. Smith is the trustee; (iv) options to purchase 2,260,000 shares of common stock; and (v) 30,750,531 shares pledged as collateral for Mr. Smith’s margin accounts. Excludes 8,194 shares that were intended to be transferred to an entity controlled by Mr. Smith as part of a distribution of 757,717 shares made by the Insight Funds in June 2007, which transfer has not been completed.

(4)	Includes options to purchase 1,145,400 shares of common stock.

(5)	Includes options to purchase 72,250 shares of common stock.

(6)	Mr. Lambert resigned in October 2007.

(7)	Includes options to purchase 75,000 shares of common stock. Also includes 9,638 shares owned by certain venture capital funds associated with Insight Venture Partners (the “Insight Funds”). Mr. Murdock is a member of the Board of Managers of Insight Holdings Group, LLC, the managing member of the general partner of each of the Insight Funds. Mr. Murdock disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein, which may not be readily determinable. Excludes 8,194 shares that were intended to be transferred to an entity controlled by Mr. Smith as part of a distribution of 757,717 shares made by the Insight Funds in June 2007, which transfer has not been completed.

(8)	Includes options to purchase 114,309 shares of common stock.

(9)	Includes options to purchase 80,000 shares of common stock.

(10)	Includes options to purchase 65,000 shares of common stock.

(11)	Includes options to purchase 50,000 shares of common stock.

(12)	Includes options to purchase 3,861,959 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of initial ownership of our securities and changes in such ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders also are required to furnish Quest with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Forms 4 or 5 were required, the Company believes that, during 2007, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Overview

The following compensation discussion and analysis is intended to supplement and provide context to the disclosures contained in the compensation tables and narrative discussion that follows such tables. This discussion and analysis explains the material components of the compensation awarded or paid to, or earned by, each of our “named executive officers” during the last completed fiscal year, and how such compensation components advance and serve our overall compensation objectives and strategies.

Executive Compensation Objectives and Philosophy

The overall objectives of our compensation programs for our named executive officers are to:

•	provide overall compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential;

•	link executive compensation to the achievement of measurable corporate and individual goals and objectives;

•	provide incentive to operate the company in a manner consistent with the company’s short-term and long-term strategic performance goals and objectives; and

•	align the interests of our executives with those of our shareholders with the ultimate objective of improving shareholder value.

We are engaged in the highly competitive software industry. The Compensation Committee of the Board of Directors (the “Committee”) recognizes that our continued success depends upon the ability to attract and retain qualified executives through competitive compensation programs we offer to our named executive officers.

Role of Compensation Committee and Outside Consultants

Our Board of Directors has delegated to the Committee the power and authority to review, modify and approve our compensation strategy and policies. The Committee’s charter is available on the Corporate Governance page of our Investor Relations web site located at http://www.quest.com/investor_relations/. The Committee is currently comprised of three independent directors: Paul A. Sallaberry (Chairman), Raymond J. Lane and Augustine L. Nieto II. The Board of Directors has delegated to the Committee the responsibility for:

•	reviewing, modifying and approving the compensation of our executive officers;

•	establishing our executive compensation programs and periodically reviewing and modifying the operation of those programs;

•

reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers, based upon our business needs and consistent with the interests of our shareholders;

•	administering our equity compensation plans and our executive compensation plans, programs and policies;

•	monitoring corporate performance and its relationship to compensation of named executive officers; and

•	making appropriate recommendations to the Board concerning matters of executive compensation.

The Committee meets regularly to discuss executive compensation matters and, at least annually, the Committee performs a review of the total compensation packages of our named executive officers.

In determining an executive’s total compensation package, the Committee considers and reviews each of the components of compensation we offer our named executive officers to ensure consistency with our compensation philosophy and objectives. The Committee then determines whether the existing compensation programs are meeting our overall compensation objectives and philosophy and may implement adjustments to achieve a package of total compensation for each of our named executive officers. The Committee considers whether developments in compensation “best practices” should affect our compensation policies and objectives.

The Committee considers input from the Chief Executive Officer in determining both the total amount of compensation for our named executive officers and the allocation between different types of compensation. Our Chief Executive Officer also discusses with the Committee our corporate performance goals during the applicable performance period and makes recommendations regarding the relative weights to assign to the different performance objectives when the Committee uses multiple objectives. However, our Chief Executive Officer is not present during the Committee’s voting or final deliberations regarding his compensation.

The Committee has the authority to engage its own outside compensation consultants, at the company’s expense, and to commission compensation studies or surveys to obtain advice regarding the amount and types of compensation we provide to our executive officers and how these compare to compensation practices generally in our industry. The Committee has previously engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to compare the compensation of our executive officers against a group of peer companies, and may engage FW Cook or other consultants from time to time in the future. More recently, the Committee has relied on salary surveys from companies like Equilar, a leading executive compensation company, to compare the compensation programs for our executive officers with the compensation packages provided to executives with similar responsibilities at software companies that are similar in size to Quest. The Committee has focused its comparative analysis on the following peer group of software companies: Adobe Systems, Autodesk, BEA Systems (prior to its acquisition by Oracle), BMC Software, Business Objects (prior to its acquisition by SAP), Citrix Systems, Cognos, McAfee, Mercury (prior to its acquisition by HP) and Sybase (the “Peer Group”).

Elements of Total Compensation

To achieve the objectives of our compensation programs, we currently use the following principal forms of compensation for our named executive officers, each of which is discussed in detail below:

•	base salary;

•	performance-based, variable compensation in the form of discretionary cash bonuses and cash incentive awards and awards of restricted stock units under our Executive Incentive Plan;

•	equity compensation in the form of stock options;

•	retirement savings and other customary employee benefits;

•	perquisites; and

•	limited use of change of control and severance benefits.

Base Salary

We pay our named executive officers a base salary to compensate them for the services they provide throughout the year. Although base salary has traditionally comprised a substantial portion of the overall compensation of our named executive officers, the Committee does not specifically target salary as a percentage of total compensation. To attract and retain qualified personnel, and because of the competitive industry in which we operate, we feel it is necessary to pay each of our named executive officers a base salary that is competitive with other software and technology companies with which we compete for personnel. In considering and determining the appropriate base salary for our named executive officers, the Committee reviews market data to compare salaries paid to executives holding similar positions at similar companies with the salaries we offer to our executive officers. The Committee may obtain this data from an independent external consultant or request our human resources staff to gather data from publicly available sources. In determining base salary, the Committee also takes into consideration the aggregate on-target compensation package that is being discussed with respect to each named executive officer. Base salaries are typically evaluated and adjusted by the Committee at least annually, usually near the beginning of each year.

Because we have historically relied on other forms of compensation for our executive officers, the most significant being equity compensation, we believe that the base salaries paid to our executive officers in years prior to 2007 were at the low end of the market. In 2007, the Committee adopted new compensation practices for the Company’s executive officers, which were deemed necessary to help attract, retain and motivate executives to achieve revenue growth, enhance profitability and maximize shareholder value in the highly competitive information technology software marketplace. In designing the new executive compensation arrangements for 2007, the Committee sought to align the interests of our executive officers with the interests of our shareholders through compensation tied to the achievement of short-term and long-term performance goals. The Committee also designed the executive compensation arrangements to provide economic incentives to outperform stated goals. As a result, the Committee determined that performance-based compensation should comprise a significant portion of Quest executive’s compensation arrangements.

As part of the process to determine the nature and amount of the new compensation arrangements, the Committee analyzed compensation data for the Peer Group obtained from Equilar, Inc. to determine actual compensation ranges for the executive officers in peer software companies. The Committee also used information that it had previously received from FW Cook. In addition, the Committee considered the following factors:

•	A belief that, for several years, our executive officers have been paid less than executive officers of software companies similar in size and characteristics to Quest;

•	Information obtained from executive search firms regarding target compensation for similar executive officers within the software industry;

•	Recognition that our executive officers performed well against goals during challenging circumstances during 2006; and

•	The relative seniority, in terms of experience, of our executive officers in the software industry.

Taking into consideration all of the above factors, the Committee determined that on-target total compensation for each of our CEO and President should be at approximately the 75th percentile of the Peer Group if pre-determined performance objectives are reached at the target level.

In 2007, the salaries for our named executive officers were as follows:

Vincent C. Smith, Chief Executive Officer	$1,000,000
Douglas F. Garn, President	$700,000
Scott J. Davidson, Senior Vice President and Chief Financial Officer	$375,000
Michael J. Lambert, Senior Vice President and Chief Financial Officer	$425,000	(1)

(1)	Mr. Lambert resigned in October 2007 and Mr. Davidson was subsequently appointed Chief Financial Officer.

In March 2008, the Compensation Committee established executive compensation arrangements for 2008 and maintained the executives’ base salaries at the same levels established for 2007.

Performance-Based Variable Compensation

Executive Incentive Plan. The Company has adopted an Executive Incentive Plan (the “EIP”), subject to shareholder approval at this Annual Meeting. The EIP is a variable incentive program designed to motivate participants to perform to the best of their abilities and achieve Quest’s financial and other performance objectives.

Payments under the EIP are only earned if, and to the extent, performance goals predetermined by the Compensation Committee are achieved. The performance period applicable to our 2007 executive compensation incentive bonus and RSU awards was the nine-month period from April 1, 2007 through December 31, 2007. The performance goals for 2007 required the achievement of certain performance criteria related to new product bookings and pro forma operating margin. For subsequent performance periods during the term of the EIP, the performance objectives may include one or more of the following: total revenues, license revenues, service revenues, new orders or bookings, sales growth, operating income, operating margin, earnings per share, earnings before interest, taxes, depreciation and amortization and stock-based compensation, cash flow, net income, operating cash flow, return on assets, return on total shareholder equity, return on sales, assets, capital or investments, total shareholder return, cost reduction goals, increase in our trading price, or measures of customer satisfaction, or any combination of, or a specified increase in, any of the foregoing.

The Committee administers the EIP and determines the basis on which to measure the performance criteria. Certain performance objectives may be measured in accordance with generally accepted accounting principles applied by the Company on a consistent basis, and others may be measured on a “pro forma” basis, excluding from the calculation of such objectives non-cash, non-recurring, extraordinary and certain other items, provided that such adjustments are in conformity with those reported by the Company on a non-GAAP basis. In addition, such performance objectives may be based upon the performance of any of the Company’s business groups or division thereof or any subsidiary. Performance goals may differ from participant to participant, from performance period to performance period and from award to award. The EIP is intended to permit the payment of bonuses that qualify as performance-based compensation under section 162(m) of the Internal Revenue Code of 1986, as amended and members of the Committee must qualify as “outside directors” under Section 162(m). Subject to the terms of the EIP, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the EIP. The Committee or the Board generally may amend or terminate the EIP at any time and for any reason.

The target cash bonus awards for the executive officers under the EIP for 2007 were as follows:

Vincent C. Smith, Chief Executive Officer	$600,000
Douglas F. Garn, President	$300,000
Michael J. Lambert, Senior Vice President and Chief Financial Officer	$75,000	(1)

(1)	Mr. Lambert resigned in October 2007 and did not earn a bonus under the EIP for 2007.

Under the terms of the EIP, the maximum cash award any executive officer may earn is 125% of such executive officer’s target cash bonus award, and the amount of the ultimate award may be reduced if actual achievement of the performance criteria is determined to be below the specified objectives. The Committee retains discretion to reduce or eliminate (but not increase) the cash bonus awards that would otherwise be payable under the EIP.

Near the beginning of each fiscal year, management prepares an operating plan and forecast detailing the anticipated level of revenues and other business activities for such fiscal year. The plan does not take into account the impact of any acquisitions during the year. This operating plan is presented to the Board of Directors and the Committee uses this plan for the target performance goals and objectives for the determination of the bonuses to be paid to our named executive officers under the EIP. The performance objectives for 2007 were based on achievement of new product license bookings and pro forma operating margin targets in our ‘core”

business, excluding the results of operations of Vizioncore and other companies acquired in 2007, and weighted 60% to new product license bookings and 40% to pro forma operating margin, in the 9-month performance period ended December 31, 2007. For 2007, a 100 percent award would have been awarded with total new product license bookings of $392.6 million in the performance period and achievement of an 18% pro forma operating margin (as a percentage of total revenues and excluding amortization of intangible items, stock-based compensation expenses and expenses associated with the stock option investigation). The cash bonuses ultimately awarded to our executive officers for the 9-month performance period ended December 31, 2007 were determined in February 2008, reflecting 97.6% achievement of the new product license bookings objective, and 104.3% achievement of the pro forma operating margin objective.

Restricted Stock Units. In 2007, the Committee also determined to grant 120,000 and 60,000 RSU’s to Messrs. Smith and Garn, respectively, pursuant to the EIP and to our 1999 Stock Incentive Plan, as amended (the “1999 Plan”), subject to shareholder approval of the EIP. The RSU’s are designed to promote a longer-term interest in our performance and success through the design of performance objectives that are intended to result in increased value for our shareholders. The executive officers must achieve the specific performance objectives and remain employed with Quest through the vesting period in order to realize maximum value from the RSU’s. The RSU awards to Messrs. Garn and Smith are intended to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code of 1986, as amended.

The RSU’s to be granted to Messrs. Smith and Garn for 2007 were subject to the same performance objectives established for cash incentive bonuses under the EIP for the nine month performance period ended December 31, 2007. If the EIP is approved by our shareholders at the Annual Meeting on May 8, 2008, RSUs will be granted to Messrs. Smith and Garn covering 111,473 shares and 55,736 shares, respectively (reflecting the application of the awards to the Company’s actual performance during the applicable performance period). These RSU’s will “vest” in three equal increments, each representing one-third of the number of shares covered by the RSUs, with the first third vesting on May 8, 2008 and the remaining RSUs vesting on March 1, 2009 and March 1, 2010, respectively. Shares of Common Stock representing the vested RSUs are scheduled to be delivered to the executives on the first business day in January of the year following the vesting date, subject to the executive’s right to defer delivery of those shares in accordance with Section 409A of the Internal Revenue Code. The Company understands that Mr. Smith intends to elect to defer delivery of his shares under these RSUs as permitted under Section 409A.

Vesting of the RSU’s will be accelerated in the event of a Change of Control of the Company, in the manner set forth in the applicable provisions of the 1999 Plan.

The Committee also determined to grant 25,000 RSU’s to Mr. Davidson in 2008 in connection with his appointment as Chief Financial Officer. In March 2008, the Committee determined to grant these RSU’s to Mr. Davidson. The Committee also determined to grant RSU’s to Messrs. Smith and Garn covering 130,000 and 65,000 shares, respectively. These RSU’s will initially vest upon the Committee’s certification of our achievement of the performance objectives established for the EIP for the period ending December 31, 2008.

Discretionary Target Cash Bonus Awards. We also offer discretionary incentive cash bonus opportunities to our named executive officers that are designed to provide incentives for the executives to perform to the best of their abilities and achieve certain individual operational, strategic and regional objectives and initiatives or complete certain projects. The executives will become entitled to earn some or all of their respective discretionary bonus targets, to be determined at the discretion of the Committee, including the opportunity to earn up to 125% of their target bonus amounts based on superior performance relative to designated objectives. The Committee believes that achievement of the established performance goals and objectives will result in increased shareholder value, thereby providing an incentive to our named executive officers in the performance of their duties that is aligned with the interests of our shareholders. By providing cash payments that are directly tied to the achievement of short-term strategic performance goals and objectives, the Committee has created an incentive for our executive officers to operate the company to achieve desired results. The target 2007 discretionary bonus awards for the executive officers were as follow:

Vincent C. Smith, Chief Executive Officer	$400,000
Douglas F. Garn, President	$200,000
Scott J. Davidson, Senior Vice President and Chief Financial Officer	$72,500	(1)
Michael J. Lambert, Senior Vice President and Chief Financial Officer	$150,000	(2)

(1)	Mr. Davidson’s 2007 bonus target includes the prorated amount of the $100,000 annual bonus target associated with his new role as Chief Financial Officer.
(2)	Mr. Lambert resigned in October 2007 and did not earn a discretionary cash bonus for 2007.

Equity Compensation

We provide our named executive officers with equity-based incentives pursuant to our 1999 Stock Incentive Plan to motivate them to achieve our long-term goals. These equity-based incentives also serve to align the interests of our executives with the interests of our shareholders. Our 1999 Stock Incentive Plan was established to provide all of our employees, including named executive officers, with an opportunity to share, along with our shareholders, in our long-term performance. The Committee believes that a primary goal of our equity compensation program should be to provide key employees who have significant responsibility for our management, growth and future success with an opportunity to obtain an ownership interest, or to otherwise increase their ownership interest, in Quest, as an incentive for them to remain as an employee of Quest. We also feel that awarding equity compensation will also provide incentive for our executives to work hard and strive to achieve our long-term strategic performance goals and objectives, by giving each a stake in the outcome.

Stock Options—Named executive officers are eligible to receive stock options at the discretion of the Committee. Option awards give the executives the right to purchase shares of our common stock in the future at a price equal to the fair market value at the date of grant. Historically, the amount of stock options granted to our named executive officers has varied widely and is determined at the discretion of the Committee, based on the recommendation of our Chief Executive Officer. All such grants are subject to the terms and conditions of our 1999 Stock Incentive Plan. We believe that the grant of stock options having an exercise price equal to the fair market value on the date of grant provides our executive officers with an incentive to build shareholder value, since the executive will only realize value in the stock options if there is stock price appreciation. Outstanding options held by executive officers typically vest over a period of five years and expire ten years from the date of grant. We believe the vesting period provides us with an executive retention tool, as well as providing an incentive to our named executive officers to increase long-term shareholder value. Our executive officers normally receive an annual option grant as an allocation of a company-wide granting action. The last company-wide grant that included named executive officers was completed in December 2005. We did not grant any stock options to our executive officers in 2006 or 2007, during the stock option investigation.

Restricted Stock—Historically, stock option grants were the primary form of equity-based incentives granted to our named executive officers. However, in 2007, the Committee determined to begin awarding grants of restricted stock units (RSUs) under the terms of our 1999 Stock Incentive Plan on a limited basis. We believe that the use of restricted stock to our long-term equity incentive program, both through direct restricted stock grants and grants of RSUs, will provide a number of benefits, including:

•	decrease the dilutive effect of option grants on our outstanding shares;

•	provide a more direct correlation between our recorded compensation expense for financial accounting purposes under SFAS 123R and the actual compensation received by our executive officers; and

•	provide an additional compensation alternative for the Committee to consider in light of current tax considerations related to executive compensation arrangements.

We believe that the use of both stock options and RSUs will provide our executive officers with more competitive and balanced equity compensation arrangements. Also, while RSUs generally provide value even absent stock price appreciation, our executive officers can receive even greater value from the appreciation of our stock price, so RSUs create an incentive to maximize shareholder value. In addition, because RSUs are typically subject to vesting, this compensation element also provides the company with a retention benefit.

Retirement and Other Benefits

We make available to each of our employees, including our named executive officers, a variety of employee benefit programs, including a 401(k) plan, medical, vision and dental benefits plans, short-term and long-term disability insurance, life insurance and certain other standard employee health and welfare benefit plans. Our named executive officers are eligible to participate in such plans to the same extent and on the same terms as all of our other employees. Our Board of Directors typically makes a discretionary matching contribution under our 401(k) plan to all participants once annually in February, based on our financial performance during the previous year. In 2007, we provided a discretionary matching contribution in the amount of up to $2,500, which is similar to the amount of the matching contribution from previous years. We believe that we must offer a comprehensive and competitive employee benefits program to attract and retain our key executives.

Perquisites

In addition to the compensation programs described above and the benefits programs that are generally available to all of our salaried employees, we also provide our named executive officers with certain additional perquisites. These benefits principally consist of company automobiles or automobile allowances for certain named executive officers, and costs of attending our annual sales quota club trip (including related tax gross-up benefits). We believe these perquisites and other personal benefits are reasonable in nature and amount and consistent with the overall objectives of our compensation programs to enable us to attract, motivate and retain outstanding executives in our most critical positions. Historically, the most significant perquisite had been the periodic personal use of our company aircraft by our Chief Executive Officer. However, in the fourth quarter of 2006, we sold our company aircraft and have no present intention of purchasing a replacement. We do not expect to provide this benefit in the future.

Equity Compensation Practices

Market Timing of Equity Awards

The Committee does not engage in any “market timing” of equity awards made to our named executive officers or other award recipients. There is no established practice of timing the grant of our equity awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. Under our current practice, equity awards for all officers are made by the Committee. All stock option grants will have an exercise price per share equal to the fair market value of our common stock on the date of grant, as determined in accordance with the plan under which such options are granted.

Equity Award Grant Policy

The Committee has adopted the Policy and Procedures for the Granting of Stock Options and Other Equity-Based Incentives (the “Granting Policy and Procedures”) to provide a consistent procedure for the Committee to follow in the granting of equity awards, including procedures for the documentation, implementation and communication of equity awards. A copy of the Granting Policy and Procedures is available on the Corporate Governance page of our Investor Relations web site located at http://www.quest.com/investor_relations/. The Granting Policy and Procedures provides, among other things, that:

•

in advance of each Committee meeting, management shall provide to the Committee a list of all officers, employees and Board members for whom management (or, in the case of Board members, the Board) recommends an equity award;

•

the grant date of all options (other than annual option grants) shall be the date of approval by the Committee or such other date after such date of approval as may be specified by the Committee, provided such date falls within an open trading window (if such date does not fall within an open trading window, the grant date shall be the first day of an open trading window after such date);

•	the exercise price for all options shall be the “Fair Market Value” on the date of grant (as defined in the equity plan from which the option award is made); and

•	the grant date for all annual awards shall be the date of Quest’s annual shareholders meeting or such other date following such annual meeting as may be specified by the Committee.

Option Amendments

In May 2006, we formed a special committee of the Company’s Board of Directors, comprised of two independent directors (the “Special Committee”), to conduct a voluntary review of our past equity award practices. As a result of the Special Committee’s investigation and management’s review of its findings, we determined that the measurement date for accounting purposes of most stock options granted between July 1998 and May 2002, including grants made to executive officers, differed from the measurement dates previously used in accounting for those awards. Following the direction of the Special Committee, we entered into option amendment agreements with Messrs. Smith and Garn, and M. Brinkley Morse, former Senior Vice President, Corporate Development, in December 2006 and Tony Foley, Vice President, Sales-EMEA, in April 2007, that increased the per share exercise prices previously in effect for the amended options, as described in the table set forth below. In each instance, the exercise price per share of the option was increased to the closing price per share of our common stock on the adjusted measurement date determined for the affected option in accordance with applicable accounting principles. No consideration was given as a result of this increase in the exercise price. The increase to the exercise prices of such options held by Messrs. Smith, Garn and Morse also had the effect of eliminating potential tax consequences to them under Section 409A of the Internal Revenue Code and comparable provisions of applicable state tax law.

Officer	Original Grant Date	Number of Options		Original Exercise Price	Amended Exercise Price
Vincent C. Smith	April 4, 2001	300,000		$14.81	$26.51
	October 1, 2001	485,000		$10.74	$24.40

Douglas F. Garn	April 14, 2000	80,000		$26.50	$55.25
	April 4, 2001	300,000		$14.81	$26.51
	October 1, 2001	72,900		$10.74	$24.40

M. Brinkley Morse	April 4, 2001	100,000	(1)	$14.81	$26.51
	October 1, 2001	300,000	(1)	$10.74	$24.40

Anthony Foley	April 29, 2002	34,000		$11.91	$12.96

(1)	Mr. Morse’s options expired in February 2008.

For more information on our stock option investigation, see the section entitled “Restatement” in Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our

Annual Report on Form 10-K for the year ended December 31, 2006 and also Note 2, “Restatement of Previously Issued Financial Statements” to the audited consolidated financial statements accompanying such annual report.

Change in Control and Severance Payments

We have entered into agreements with certain of our executive officers that provide for payments or other benefits upon a change of control or involuntary termination. For a discussion of these agreements, please see “Potential Payments upon Termination or Change in Control” below.

Deductibility of Executive Compensation

As part of its function, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code (the “Code”) which limits the annual deduction we can claim for federal income tax purposes of no more than $1 million of compensation paid to certain named executive officers (as determined in accordance with Section 162(m)) in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code. In certain situations, the Committee may approve compensation arrangements that do not meet these requirements to ensure competitive levels of total compensation for our named executive officers.

Compensation Committee Report

The information contained in the following report of Quest Software’s Compensation Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Quest Software under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Quest Software specifically incorporates it by reference.

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” section of this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion & Analysis section be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Submitted by the Compensation Committee of the Board of Directors:

Paul A. Sallaberry (Chairman)

Raymond J. Lane

Augustine L. Nieto II

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2007 with Quest’s management and with Deloitte & Touche LLP, Quest’s independent registered public accounting firm. The Audit Committee has also discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, Communicating with Audit Committee.

In addition, the Audit Committee received the written disclosures and letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, and discussed with Deloitte & Touche the independence of Deloitte & Touche.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Submitted by the Audit Committee of the Board of Directors:

Kevin M. Klausmeyer (Chair)

Augustine L. Nieto, II

H. John Dirks

Summary Compensation Table

The following table sets forth for the years ended December 31, 2007 and 2006 all compensation awarded or paid to, or earned by, our chief executive officer, chief financial officer and each of our other executive officers for services rendered to Quest in all capacities. These officers are referred to in this Proxy Statement as the Named Executive Officers.

SUMMARY COMPENSATION TABLE—FISCAL 2006 AND 2007

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)		Total ($)
Vincent C. Smith,	2007	$1,000,000	$400,000	—	$1,294,232	$560,869	$8,269	(5)	$3,263,371
Chairman of the Board and Chief Executive Officer	2006	$150,000	$180,919	—	$2,862,429	—	$292,428	(5)	$3,485,776

Douglas F. Garn,	2007	$700,000	$200,000	—	$1,491,232	$280,434	$7,948	(6)	$2,679,614
President	2006	$400,000	$180,919	—	$2,275,251	—	$16,288	(6)	$2,872,458

Scott J. Davidson,	2007	$247,680	$72,500	—	$95,559	—	$2,500	(7)	$418,239
Senior Vice President and Chief Financial Officer

Michael J. Lambert,	2007	$331,629	—	—	$641,653	—	$16,346	(9)	$989,628
former Senior Vice President, Chief Financial Officer (8)	2006	$350,000	$90,459	—	$876,539	—	$14,538	(9)	$1,331,536

(1)	In May 2007, Messrs. Smith and Garn were awarded 120,000 and 60,000 RSUs, respectively, pursuant to our Executive Incentive Plan subject to the achievement of certain performance objectives—see “Compensation Discussion & Analysis” above in this Proxy Statement for a discussion of these awards. These awards are subject to the approval by our shareholders of the Executive Incentive Plan at the Annual Meeting. As a result of this contingency, no compensation expense was recognized in 2007 and the summary compensation table does not include any compensation expense associated with these awards. If the Executive Incentive Plan is approved by our shareholders at the Annual Meeting, these RSUs will entitle Messrs. Smith and Garn to receive up to 111,473 shares and 55,736 shares, respectively (reflecting the application of the awards to our actual performance during 2007, the applicable performance period), subject to employment-based vesting.

(2)	No stock options were granted to any of our Named Executive Officers in 2007 or 2006. The amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs recognized in our financial statements for 2007 and 2006 related to stock options granted to each Named Executive Officer in prior years, to the extent we recognized compensation cost in 2007 or 2006 for such awards in accordance with the provisions of SFAS 123R, excluding estimated forfeitures. For a discussion of the valuation assumptions used in the SFAS 123R calculations, please see Note 1 of our Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007.

(3)	The amounts disclosed were earned pursuant to cash incentive awards under our Executive Incentive Plan for 2007 and have not yet been paid—see “Compensation Discussion & Analysis” above in this Proxy Statement for a discussion of these awards. Payment of these amounts is contingent upon approval by our shareholders of the Executive Incentive Plan at the Annual Meeting.

(4)	The amounts disclosed are valued based on the aggregate incremental cost to Quest for providing the applicable perquisite or personal benefit.

(5)	The amount of compensation disclosed for 2007 includes expenses in the amount of: (a) $5,098 related to the allocable cost of our annual sales quota club trip, including $1,418 in related tax gross-up benefits; (b) $96 for the cost of a health club membership; (c) $285 in commuting and related automobile expenses; (d) $290 for a physical exam; and (e) a $2,500 matching contribution under our 401(k) plan. The amount of compensation disclosed for 2006 includes expenses in the amount of: (a) $12,038 related to the allocable cost of our annual sales quota club trip, including $4,628 in related tax gross-up benefits; (b) $23,852 for the cost of two company-provided cars and related expenses; (c) $252,940 for personal use of company-owned aircraft; (d) $96 for the cost of a health club membership; (e) $60 for the cost of a credit card mileage plus membership; (f) $942 in credit card late fees; and (g) a $2,500 matching contribution under our 401(k) plan. For purposes of the aircraft-related compensation disclosures, we have valued Mr. Smith’s personal use of company aircraft based on the cost of fuel, maintenance reserves for engines and smaller variable costs, such as trip-related hangar and parking costs, landing fees, crew expenses and on-board catering. The Company’s aircraft was sold in November 2006.

(6)	The amount of compensation disclosed for 2007 includes expenses in the amount of: (a) $5,098 related to the allocable cost of our annual sales quota club trip, including $1,418 in related tax gross-up benefits; (b) $350 for the cost of an airline club membership; and (c) a $2,500 matching contribution under our 401(k) plan. The amount of compensation disclosed for 2006 includes expenses in the amount of: (a) $12,038 related to the allocable cost of our annual sales quota club trip, including $4,628 in related tax gross-up benefits; (b) $250 for the cost of a physical exam; (c) $1,500 for the cost of theatre tickets purchased for personal use; and (c) a $2,500 matching contribution under our 401(k) plan.

(7)	The amount of compensation disclosed for 2007 includes a $2,500 matching contribution under our 401(k) plan.

(8)	Mr. Lambert resigned in October 2007.

(9)	The amount of compensation disclosed for 2007 reflects the payment of unused vacation upon termination of Mr. Lambert’s employment following his resignation in October 2007. The amount of compensation disclosed for 2006 includes expenses in the amount of: (a) $12,038 related to the allocable cost of our annual sales quota club trip, including $4,628 in related tax gross-up benefits; and (b) a $2,500 matching contribution under our 401(k) plan.

Grants of Plan-Based Awards Table

The following table sets forth summary information regarding all grants of plan-based awards made to our Named Executive Officers during the year ended December 31, 2007.

GRANTS OF PLAN-BASED AWARDS TABLE—FISCAL 2007

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards (2)			Grant Date Fair Value of Stock and Option Awards ($) (3)
Name		Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Vincent C. Smith	5/23/2007	$84,000	$600,000	$750,000	(1)	60,000	120,000	120,000	$2,040,000
Douglas F. Garn	5/23/2007	$42,000	$300,000	$375,000	(1)	30,000	60,000	60,000	$1,020,000
Michael J. Lambert (4)	5/23/2007	$—	$—	$—		—	—	—	$—

(1)	These awards were granted pursuant to our Executive Incentive Plan for 2007—see “Compensation Discussion & Analysis” above in this Proxy Statement for a discussion of these awards. The target amount of the award was established by our Compensation Committee and the maximum amount of the award is calculated by the target amount by 125%. The actual amounts of the payouts to be received by Messrs. Smith and Garn are $560,869 and $280,434, respectively, which they will become entitled to receive if the Executive Incentive Plan is approved by our shareholders at the Annual Meeting. These amounts are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above.

(2)	These restricted stock unit awards were determined to be granted on May 23, 2007 pursuant to our Executive Incentive Plan, subject to shareholder approval of the Executive Incentive Plan—see “Compensation Discussion & Analysis” above in this Proxy Statement for a discussion of these awards. If the Executive Incentive Plan is approved by our shareholders at the Annual Meeting, these RSUs will entitle Messrs. Smith and Garn to receive up to 111,473 shares and 55,736 shares, respectively (reflecting the application of the awards to our actual performance during 2007, the applicable performance period), subject to employment-based vesting.

(3)	The grant date fair value of these awards was calculated by multiplying the number of units by the closing price of our common stock at December 31, 2007, which was $18.44.

(4)	Mr. Lambert was awarded a target incentive cash bonus award of $75,000, with a maximum possible payout of 125% of the target, pursuant to our Executive Incentive Plan. Mr. Lambert resigned in October 2007 and did not receive any portion of this cash bonus award.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows certain information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (5)
	Exercisable	Unexercisable
Vincent C. Smith	300,000	0	$26.51	4/4/2011	(1)	120,000	$2,212,800
	300,000	0	$24.40	10/1/2011	(1)	—	—
	185,000	0	$24.40	10/1/2011	(1)	—	—
	800,000	0	$8.30	8/7/2012	(1)	—	—
	600,000	150,000	$11.56	9/10/2013	(2)	—	—

Douglas F. Garn	80,000	0	$55.25	4/14/2010	(1)	60,000	$1,106,400
	300,000	0	$26.51	4/4/2011	(1)	—	—
	72,900	0	$24.40	10/1/2011	(1)	—	—
	440,000	110,000	$11.56	9/10/2013	(2)	—	—
	30,000	20,000	$11.18	8/5/2014	(2)	—	—
	130,000	195,000	$14.59	12/8/2015	(2)	—	—

Scott J. Davidson	43,000	0	$7.89	10/8/2012	(1)	—	—
	10,000	2,500	$11.56	9/10/2013	(2)	—	—
	9,000	6,000	$11.18	8/5/2014	(2)	—	—
	6,000	9,000	$14.59	12/8/2015	(2)	—	—

Michael J. Lambert	200,000	0	$16.03	11/29/2014	(3)	—	—
	30,000	0	$14.59	12/8/2015	(3)	—	—

(1)	Fully vested and immediately exercisable

(2)	The option vests and becomes exercisable for the total number of option shares over a period of 5 years, with 20% vesting on the date that is 12-months from the date of grant and an additional 10% vesting at the end of each 6-month period thereafter. The following schedule sets forth the grant date for each option with such a vesting schedule that is not already fully vested (identified in terms of the expiration date reported for that option in the above table) and the total number of shares for which that option was originally granted:

Name	Grant Date	Expiration Date	Shares Granted
Vincent C. Smith	9/10/2003	9/10/2013	750,000

Douglas F. Garn	12/8/2005	12/8/2015	325,000
	8/5/2004	8/5/2014	50,000
	9/10/2003	9/10/2013	550,000

Scott Davidson	12/8/2005	12/8/2015	15,000
	8/5/2004	8/5/2014	15,000
	9/10/2003	9/10/2013	12,500

(3)	Mr. Lambert resigned in October 2007 resulting in the forfeiture of all options that were unvested as of the date of such termination.

(4)	These restricted stock unit awards were granted pursuant to our Executive Incentive Plan for 2007—see “Compensation Discussion & Analysis” above in this Proxy Statement for a discussion of these awards. If the Executive Incentive Plan is approved by our shareholders at the Annual Meeting, these RSUs will entitle Messrs. Smith and Garn to receive up to 111,473 shares and 55,736 shares, respectively (reflecting the application of the awards to our actual performance during 2007, the applicable performance period), subject to vesting. These RSU’s will “vest” in three equal increments, each representing one-third of the number of shares covered by the RSUs, on May 8, 2008, March 1, 2009 and March 1, 2010.

(5)	The market value of the unearned restricted stock units that were not earned and had not vested at December 31, 2007 is calculated by multiplying the number of units by the closing price of our common stock at December 31, 2007, which was $18.44.

Potential Payments upon Termination or Change in Control

We have entered into agreements with certain of our Named Executive Officers that provide certain limited benefits in the event of a change in control of Quest. Specifically, our 1999 Stock Incentive Plan, pursuant to which our Named Executive Officers have been granted all of their stock options, provides that in the event of a change in ownership or control of Quest (by way of merger, sale of assets or otherwise), each outstanding option under the discretionary option grant program will immediately become exercisable for all the shares represented by such option, except to the extent (i) such option is assumed or otherwise continued in full force and effect by the successor corporation; or (ii) such option is replaced with a cash incentive program by the successor corporation which preserves the economic value existing at the time of any such change in ownership or control and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares. These acceleration provisions do not discriminate in scope, terms or operation in favor of our Named Executive Officers and are available generally to all of our employees who have been granted options.

Compensation of Directors

The following table sets forth the compensation paid to our non-employee directors for service during the year ended December 31, 2007:

DIRECTOR COMPENSATION TABLE—FISCAL 2007

Name	Fees Earned or Paid in Cash($) (1)		Total ($)
Raymond J. Lane	$140,000		$140,000
Jerry Murdock, Jr.	$80,000		$80,000
Augustine L. Nieto II	$402,500	(2)	$402,500
Kevin M. Klausmeyer	$180,875	(3)	$180,875
Paul A. Sallaberry	$135,000		$135,000
H. John Dirks	$417,000	(4)	$417,000

(1)	These amounts include fifty percent of the special cash payments described in the table below, which portion is attributable to services provided by such non-employee director in 2007.

(2)	Includes $250,000 for the additional board committee service described in the narrative below.

(3)	Includes $25,875 in compensation for service on the special committee established to investigate our historical stock option grant practices and related accounting.

(4)	Includes $12,000 in compensation for service on the special committee established to investigate our historical stock option grant practices and related accounting. Also includes $250,000 for the additional board committee service described in the narrative below.

In 2007, non-employee directors received an annual retainer of $30,000 for serving on the board of directors, and were entitled to be reimbursed for reasonable expenses incurred by them in attending board and committee meetings. In addition, members of the regular committees of our board of directors received the annual fees described below:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Chairman	$20,000	$10,000	$7,500
Member	$10,000	$5,000	$5,000

In connection with our stock option related investigation that began in 2006, our board of directors created a special committee of the board consisting of Messrs. Klausmeyer and Dirks. For more information on our stock option investigation, see the section entitled “Restatement” in Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the year ended December 31, 2006 and also Note 2, “Restatement of Previously Issued Financial Statements” to the audited consolidated financial statements accompanying such annual report. As compensation for serving on this special committee, the board of directors determined that Messrs. Klausmeyer and Dirks would each receive $1,500 in cash per day during service as a member of the Special Committee, payable in fifty percent increments for each half day or portion thereof that they were occupied with matters relating to the special committee. In 2007, Messrs. Klausmeyer and Dirks received cash payments totaling $25,875 and $12,000, respectively, as compensation for service on the special committee.

In 2007, our board of directors authorized the monthly cash payment of $25,000 to each of Messrs. Nieto and Dirks as compensation for serving on an additional committee formed by the board. Such payments are made by Quest in months when services are rendered by the committee members and will continue to be made by Quest until there is no further use for the committee.

Non-employee directors are permitted to elect to receive annual board and committee fees in the form of stock options, in lieu of cash, pursuant to the director fee option grant program in our 1999 Stock Incentive Plan. On the first business day in January each year, non-employee board members who have served on the board for at least one year also receive option grants covering 20,000 shares pursuant to the provisions of the automatic option grant program under our 1999 Stock Incentive Plan or alternatively, if approved by our shareholders at the Annual Meeting, our 2008 Stock Incentive Plan.

The 1999 Stock Incentive Plan was amended in March 2008 to increase the number of shares covered by the annual automatic grant to non-employee directors to 20,000 shares from 15,000 shares, and to change the provisions relating to the date of the annual automatic grant. Previously, the annual automatic grant of options to purchase 15,000 shares was made on the date of each annual meeting of our shareholders to non-employee directors who have served on the board since the date of the prior year’s annual meeting of shareholders. Our Board of Directors has determined to change the date of the annual automatic grant to non-employee directors to the first business day of each calendar year, beginning in January 2009. As a result, on July 1, 2008, non-employee directors who have served on the board for at least one year will receive an option grant covering 30,000 shares pursuant to the automatic option grant program under our 1999 Stock Incentive Plan or alternatively, if approved by our shareholders at the Annual Meeting, our 2008 Stock Incentive Plan. No options will be granted to non-employee directors on the date of the Annual Meeting.

We did not hold an annual meeting of shareholders in 2006 and 2007 due to our stock option related investigation and financial restatement. As a result, our non-employee directors did not receive an automatic grant of options in 2006 or 2007. Because of that, and as additional compensation for their valuable services provided us, in August 2007, our board of directors approved payment of the following special cash payments to each of our non-employee directors:

SPECIAL CASH PAYMENTS

Director	Amount
Raymond J. Lane	$200,000
Jerry Murdock	$100,000
Augustine L. Nieto II	$200,000
Kevin M. Klausmeyer	$200,000
Paul A. Sallaberry	$200,000
H. John Dirks	$200,000

2008 Changes to Director Compensation Arrangements

In March 2008, our Board of Directors approved revised director compensation arrangements. As discussed above, the number of shares covered by the annual automatic grant to non-employee directors was increased to 20,000 shares from 15,000 shares. Also, the annual cash retainer for non-employee directors was increased from $30,000 to $40,000. No changes were made to the annual fees described above that are paid to members of the regular committees of our board of directors, except that the fee paid to the chairman of our Nominating and Corporate Governance Committee was increased from $7,500 to $10,000. In addition, our non-employee directors are now entitled to receive a fee in the amount of $2,000 for each board meeting attended in person ($1,000 if attended via telephone) and $1,500 for each committee meeting attended in person ($750 if attended via telephone).

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any of our executive officers or any member of our compensation committee and any member of any other company’s board of directors or compensation committee. For additional information concerning transactions involving other members of the Board, see “Certain Relationships and Related Transactions.”

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table gives information about our Common Stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 31, 2007.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	13,943,400		$15.70	5,058,679
Equity compensation plans not approved by security holders	6,046,660	(2)	$12.75	781,629

Totals	19,990,060		$14.80	5,840,308

(1)	Excludes options to purchase 402,579 shares of Common Stock with a weighted-average exercise price of $2.47 that were assumed by Quest in connection with our acquisitions of Foglight Software, OnWire Technologies, Aelita Software Corporation, Imceda Software and Vintela. In connection with these acquisitions, Quest only assumed options outstanding at the time of the acquisition but did not assume the entire option plan; therefore, no further options may be granted under these acquired-company option plans.

(2)	Issued under our 2001 Stock Incentive Plan. See the description of the 2001 Stock Incentive Plan below.

2001 Stock Incentive Plan

As of December 31, 2007, we had 6,828,289 shares of Common Stock reserved for issuance under the 2001 Stock Incentive Plan (the “2001 Plan”) for employees. The 2001 Plan provides for the granting of non-qualified stock options to employees at the fair market value of our Common Stock at the grant date. Officers and directors of Quest are not eligible to participate in the 2001 Plan unless and until the 2001 Plan is approved by our shareholders. Options granted under the 2001 Plan have ten-year terms and generally vest 20% after the first year and in 10% increments every six months thereafter. The 2001 Plan is not required to be and has not been approved by our shareholders. If the 2008 Stock Incentive Plan is approved by shareholders at the Annual Meeting, our 1999 and 2001 Plans will be terminated effective July 1, 2008, after which no stock options or other equity awards will be made under the 1999 and 2001 Plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Approval of Related Person Transactions

The charter of our audit committee requires that our audit committee review and approve all related person transactions. In determining whether to approve or ratify such a related person transaction, the audit committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The audit committee will generally approve only those related person transactions that are in the best interests of our company and our shareholders.

Acquisition of ScriptLogic Corporation

In August 2007 we acquired ScriptLogic Corporation (“ScriptLogic”), a privately held company that provides systems lifecycle management solutions for Windows-based networks, in a transaction valued at approximately $88.8 million. In connection with the acquisition, Quest also offered key members of the management team of ScriptLogic an opportunity to participate in a post-closing incentive bonus plan in an aggregate amount of up to $8.0 million payable over a four-year period (the “Incentive Plan”). A portion of the payments under the Incentive Plan will be based on the satisfaction of financial performance objectives and a portion of the payments will be based solely on continued employment.

Certain venture capital funds associated with Insight Venture Partners (the “Insight Funds”) previously holding shares of ScriptLogic’s preferred stock became entitled to receive (in respect of those shares of preferred stock) cash in an aggregate amount of up to approximately $37.7 million (subject to claims against an indemnity escrow fund). Jerry Murdock, a director of Quest, is a Managing Director and the co-founder of Insight Venture Partners and an investor in the Insight Funds. Each of Vincent C. Smith, Quest’s Chairman of the Board and CEO, and Raymond J. Lane and Paul A. Sallaberry, both directors of Quest, are passive limited partners in the Insight Funds, and have an indirect interest in a portion of the proceeds from the transaction by virtue of their respective ownership interests therein. We believe that the financial interests of Messrs. Smith, Lane and Sallaberry in the transaction are not material.

The acquisition of ScriptLogic was reviewed and approved by our board of directors, as well as by the audit committee of our board of directors. Mr. Murdock did not participate in the meetings of the board of directors and the audit committee at which the transaction was considered and ultimately approved. Prior to approving the transaction, our board of directors received, from an internationally recognized investment bank, an opinion that as of the date of such opinion, and subject to the assumptions and qualifications set forth therein, the consideration to be paid by Quest in the acquisition of ScriptLogic is fair, from a financial point of view, to Quest.

Certain Employee Relationships

On May 30, 2006, we hired Jim Garn as our Sr. Director, Sales Operations (Processes and Systems). Jim Garn is the brother of our President, Douglas F. Garn. During 2007, Jim Garn received cash compensation totaling $198,563, which includes: (a) discretionary bonus in the amount of $25,438 and (b) a $2,500 matching contribution under our 401(k) plan. Jim Garn’s compensation arrangement includes a current base salary of $185,000 and a discretionary target bonus of $25,000.

In September 2007, Chris Garn, the brother of Douglas F. Garn, was hired by Vizioncore, Inc., a wholly owned subsidiary of Quest, as a Senior Account Executive, Pacific Southwest. Chris Garn’s compensation arrangement includes a current base salary of $110,000 and on target commissions of $108,000.

Other Relationships

We have entered into indemnification agreements with our executive officers and our directors containing provisions that may require us, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been otherwise obtained from unaffiliated third parties.

OVERVIEW OF PROPOSALS

This Proxy Statement contains four proposals requiring shareholder action. Proposal No. 1 relates to the election of seven directors to our Board of Directors. Proposal No. 2 requests shareholder approval of the adoption of our 2008 Stock Incentive Plan. Proposal No. 3 requests shareholder approval of the adoption of our Executive Incentive Plan. Proposal No. 4 requests shareholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2008. Each of these proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently comprised of seven members: Messrs. Smith, Murdock, Lane, Nieto, Klausmeyer, Sallaberry and Dirks. The Board has nominated the current seven directors to be elected to serve for a one-year term and until their successors are duly elected and qualified. Our authorized number of directors is not less than five and not more than nine, and is presently set at seven. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s nominees below. Proxies cannot be voted for more than the seven named nominees. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as a director.

Vote Required

In November 2007, we amended our bylaws to adopt a majority voting standard for uncontested elections of directors. An uncontested election is any election where the number of nominees for director does not exceed the number of directors to be elected. The majority voting standard will apply to the election of directors to take place at the Annual Meeting. As a result, each of the seven nominees will be elected only if the number of votes FOR such nominee constitutes a majority of the shares of Quest common stock present or represented by proxy and voting and also constitutes at least a majority of the required quorum.

Recommendation

The Board of Directors recommends that shareholders vote FOR the election of Messrs. Smith, Murdock, Lane, Nieto, Klausmeyer, Sallaberry and Dirks.

PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF THE 2008 STOCK INCENTIVE PLAN

Shareholders are being asked to approve the adoption of the 2008 Stock Incentive Plan (the “2008 Plan”).

The 2008 Plan was adopted by our Board of Directors in March 2008, subject to shareholder approval at the Annual Meeting. The 2008 Plan is intended as the successor to, and a continuation of, our 1999 Stock Incentive Plan (the “1999 Plan”) and the 2001 Stock Incentive Plan (the “2001 Plan,” and together with the 1999 Plan, the “Prior Plans”). If approved by our shareholders, the 2008 Plan will replace the Prior Plans when the 2008 Plan becomes effective on July 1, 2008. All outstanding stock awards granted under the Prior Plans will continue to remain subject to the terms and conditions of those predecessor plans. All stock awards granted after the July 1, 2008 effective date of the 2008 Plan will be subject to the terms of the 2008 Plan. Except as otherwise noted, the terms of stock awards granted under the 2008 Plan are substantially similar to those granted under the Prior Plans.

Our Board adopted the 2008 Plan as a single, comprehensive equity incentive program for our employees, directors, and consultants. The 2008 Plan will allow us to utilize a broad array of equity incentives in order to secure and retain the services of these individuals, and to provide incentives for them to exert maximum efforts for our success.

The terms and provisions of the 2008 Plan are summarized below. This summary, however, does not purport to be a complete description of the 2008 Plan. The 2008 Plan has been filed with the SEC as Appendix A to this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2008 Plan.

DESCRIPTION OF 2008 PLAN

The following is a summary of the material features of the 2008 Plan.

General

The 2008 Plan provides for the discretionary grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation (collectively, the “stock awards”). Incentive stock options granted under the 2008 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code.” Nonstatutory stock options granted under the 2008 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards. The 2008 Plan also provides for the automatic grant of stock options to non-employee Board members over their period of service on our Board (see “Non-Discretionary Grant Program” below).

Purpose

Our Board adopted the 2008 Plan to provide a means to secure and retain the services of our and our affiliates’ employees, directors, and consultants, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of our Common Stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with our shareholders.

Administration

Our Board administers the 2008 Plan. Subject to the provisions of the 2008 Plan, our Board has the authority to construe and interpret the plan, to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of Common Stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each stock award, the type of consideration permitted to exercise or purchase each stock award, and other terms of the stock awards. Our Board has the power to accelerate the vesting and exercisability of stock awards. However, all stock options granted under the non-discretionary grant program are made in strict compliance with its express provisions.

Our Board has the authority to delegate some or all of the administration of the 2008 Plan (except the non-discretionary grant program) to a committee composed of at least two members of our Compensation Committee. Such a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. As used herein with respect to the 2008 Plan, the “Board” refers to the Board itself as well as any committee appointed by our Board. In accordance with the provisions of the 2008 Plan, our Board has delegated administration of the 2008 Plan (except the non-discretionary grant program) to our Compensation Committee.

The 2008 Plan provides that our Board does not have the authority to (a) reprice any outstanding options or stock appreciation rights under the 2008 Plan, or (b) cancel and re-grant any outstanding options or stock appreciation rights under the 2008 Plan, unless our shareholders have approved such an action within a 12 month period preceding such an event. The Prior Plans provide our Board with the authority to amend, modify, or cancel any outstanding options under those plans with the consent of the holder. The Company has announced intentions to conduct a tender offer to amend or replace certain stock options granted under the Prior Plans which were granted, or are deemed to have been granted, with an exercise price less than the fair market value of our common stock on the applicable accounting measurement date. The purpose of such tender offer will be to help eligible optionholders to avoid or minimize the adverse tax consequences under Section 409A or, as applicable, potentially benefit from the preferential tax treatment under the Canadian Tax Act.

Eligibility

Incentive stock options may be granted under the 2008 Plan only to our and our affiliates’ employees (including officers). Our and our affiliates’ employees (including officers), non-employee Board members, and consultants are eligible to receive all other types of stock awards under the 2008 Plan. All of our approximately 3,300 employees and directors are eligible to participate in the 2008 Plan. However, participation in the non-discretionary grant program is limited to non-employee directors.

No incentive stock option may be granted under the 2008 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of our and our affiliates’ total combined voting power, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2008 Plan and any of our other equity plans) may not exceed $100,000 (any excess of such amount shall be treated as nonstatutory stock options).

No person may be granted options and/or stock appreciation rights under the 2008 Plan covering more than 1,000,000 shares of Common Stock during any calendar year. This limitation assures that any deductions to which we would otherwise be entitled either upon the exercise of stock options or stock appreciation rights granted under the 2008 Plan or upon the subsequent sale of the shares acquired under those stock awards, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid per covered executive officer imposed by Section 162(m) of the Code. This share limitation is the same as that imposed by the 1999 Plan. The 2001 Plan imposes a 250,000-share limitation.

Shares Subject to the 2008 Plan

Subject to this Proposal, the maximum number of shares of Common Stock available for issuance under the 2008 Plan is 35,000,000. This share reserve consists of (a) the number of shares remaining available for issuance under the Prior Plans, including shares subject to outstanding stock awards thereunder, plus (b) an additional 10,750,748 shares. In addition, the number of shares of Common Stock reserved for issuance under the 2008 Plan will be reduced by 1.94 shares for each share of Common Stock issued pursuant to a restricted stock award, restricted stock unit award, or other stock award.

If stock awards granted under the 2008 Plan expire or otherwise terminate without being exercised in full or are settled in cash, the shares of Common Stock not acquired pursuant to those awards again become available for subsequent issuance under the 2008 Plan. If stock awards granted under the 2008 Plan are not delivered to a participant because (a) the stock award is exercised through a reduction in the number of shares subject to the stock award, (b) the appreciation distribution upon exercise of a stock appreciation right is paid in shares of Common Stock, or (c) shares are withheld in satisfaction of applicable withholding taxes, the number of shares not delivered will not remain available for subsequent issuance under the plan. Finally, if the exercise price is satisfied by tendering shares of Common Stock held by a participant, the number of shares so tendered will not remain available for subsequent issuance under the plan.

As of April 1, 2008, 12,129,075 shares of Common Stock were subject to outstanding options under the 1999 Plan, 387,209 shares of Common Stock were subject to outstanding restricted stock units, and approximately 6,037,444 shares of Common Stock (plus any shares that might in the future be returned to the 1999 Plan as a result of the cancellation or expiration of stock awards) remained available for future issuance under the 1999 Plan. As of April 1, 2008, 5,154,204 shares of Common Stock were subject to outstanding options under the 2001 Plan, and approximately 921,169 shares of Common Stock (plus any shares that might in the future be returned to the 2001 Plan as a result of the cancellation or expiration of stock options) remained available for future issuance under the 2001 Plan. As of April 1, 2008, the weighted-average exercise price of all outstanding options under the 1999 Plan and 2001 Plan was $14.80 and the weighted-average term to expiration was 5.73 years.

During the 2007 calendar year, we did not grant any options to purchase shares of Common Stock under the 1999 Plan and 2001 Plan.

Terms of Options

Options may be granted under the 2008 Plan pursuant to stock option agreements adopted by our Board. The following is a description of the permissible terms of options under the 2008 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant. The fair market value per share on any particular date under the 2008 Plan is the closing price per share on such date reported on the Nasdaq Global Select Market. As of March 31, 2008, the fair market value determined on such basis was $13.07 per share.

Consideration. The exercise price of options granted under the 2008 Plan may, at the discretion of our Board, be paid in (a) cash or check, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other shares of Common Stock, (d) pursuant to a net exercise arrangement, or (e) in any other form of legal consideration acceptable to our Board. The Prior Plans do not provide express authority for the use of a “net exercise” arrangement, but provide express authority for the use of past services rendered to us as appropriate consideration.

Vesting. Options granted under the 2008 Plan may become exercisable in cumulative increments, or “vest,” as determined by our Board. Vesting typically will occur during the participant’s continued service with us or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed or upon achievement of certain quantitative of qualitative goals determined by our Board. Shares covered by different options granted under the 2008 Plan may be subject to different vesting terms.

Minimum Vesting Requirements. Options granted to our Chief Executive Officer or Chairman of the Board are subject to a minimum vesting period. Such options may vest with respect to no more than 20% of the underlying shares within one year following the date of grant, and no more than 10% of the underlying shares over each six-month period thereafter. Our Compensation Committee has the authority to reduce such minimum vesting periods. In addition, the minimum vesting period does not apply to options granted to our Chairman at such time that he is considered “independent” within the meaning of the listing standards of the New York Stock Exchange.

Term. The maximum term of options granted under the 2008 Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service. Options under the 2008 Plan generally terminate 30 days after termination of a participant’s service unless (a) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies within a specified period after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (c) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer. Unless our Board determines otherwise, a participant in the 2008 Plan may not transfer an option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise an incentive stock option. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Restricted Stock Awards

Restricted stock awards may be granted under the 2008 Plan pursuant to restricted stock award agreements adopted by our Board that comply with the permissible terms described below.

Consideration. Our Board may grant restricted stock awards in consideration for (a) cash or check; (b) past services actually rendered to us or an affiliate, or (c) any other form of legal consideration acceptable to our Board.

Vesting. Shares of stock acquired under a restricted stock award may, but need not, be subject to forfeiture to us in accordance with a vesting schedule as determined by our Board.

Termination of Service. Upon termination of a participant’s service, we may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award.

Restrictions on Transfer. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as determined by our Board.

Terms of Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2008 Plan pursuant to restricted stock unit award agreements adopted by our Board that comply with the permissible terms described below.

Consideration. Our Board may grant restricted stock units in consideration for any form of legal consideration acceptable to our Board.

Vesting. Restricted stock unit awards vest at the rate specified in the restricted stock unit award agreement as determined by our Board.

Dividend Equivalents. Dividend equivalent rights may be credited with respect to shares covered by a restricted stock unit award. We do not anticipate paying cash dividends on our Common Stock for the foreseeable future.

Settlement. A restricted stock unit award may be settled by the delivery of shares of Common Stock, cash, or any combination as determined by our Board. At the time of grant, our Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Stock Appreciation Rights

Stock appreciation rights may be granted under the 2008 Plan pursuant to stock appreciation rights agreements adopted by our Board. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of Common Stock equivalents. Stock Appreciation Rights may be granted as stand-alone stock awards or in tandem with other stock awards.

Term. The maximum term of stock appreciation rights granted under the 2008 Plan is 10 years.

Strike Price. The strike price of stock appreciation rights may not be less than 100% of the fair market value of the Common Stock equivalents subject to the stock appreciation rights on the date of grant.

Exercise. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of (a) the aggregate fair market value on the date of exercise of a number of Common Stock equivalents with respect to which the participant is exercising the stock appreciation right, over (b) the strike price determined by our Board on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of Common Stock, or any other form of consideration determined by our Board.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by our Board.

Termination of Service. Stock appreciation rights generally terminate 30 days after termination of a participant’s service unless (a) termination is due to the participant’s disability, in which case the stock appreciation right may be exercised (to the extent vested at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies before the participant’s service has terminated, or within a specified period after termination of service, in which case the stock appreciation right may be exercised (to the extent vested at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock appreciation right have passed; or (c) the stock appreciation right by its terms specifically provides otherwise. The stock appreciation right term may be extended in the event that exercise following termination of service is prohibited by applicable securities laws. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Other Stock Awards

Our Board may grant other stock awards based in whole or in part by reference to the value of our Common Stock. Subject to the provisions of the 2008 Plan, our Board has the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of Common Stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2008 Plan.

Non-Discretionary Grant Program

The 2008 Plan also provides for the automatic grant of stock options to non-employee Board members under substantially the same terms and conditions as the 1999 Plan, as most recently amended by our Board. If our shareholders approve the 2008 Plan, the non-discretionary grant program under the 2008 Plan will replace the automatic option grant program under the 1999 Plan when the 2008 Plan becomes effective on July 1, 2008, and no further automatic option grants will be made to non-employee Board members under the 1999 Plan. However, all outstanding option grants under the 1999 Plan will continue in effect in accordance with their existing terms and conditions. Pursuant to the non-discretionary grant program in effect under the proposed 2008 Plan, eligible non-employee Board members will receive a series of stock options over their period of service on our Board. These options will be made as follows:

Initial Option. Each new non-employee Board member will, at the time of his or her initial election or appointment to our Board, receive a nonstatutory stock option to purchase 40,000 shares of Common Stock (the “initial option”). An initial option will not be granted if the non-employee Board member has previously been our employee.

Annual Option. On July 1, 2008, each non-employee Board member who has served on our Board for at least one year will automatically be granted a nonstatutory option to purchase 30,000 shares of Common Stock. Thereafter, on the first business day in January each year, each non-employee Board member who has served on our Board for at least one year will automatically be granted a nonstatutory option to purchase 20,000 shares of Common Stock (the “annual option”).

Exercise Price. The exercise price of each initial option and annual option is 100% of the fair market value of the stock subject to the option on the date of grant.

Consideration. The exercise price of each initial option and annual option may be paid in (a) cash or check, (b) pursuant to a broker-assisted cashless exercise (to the extent exercised for vested shares), or (c) by delivery of other shares of Common Stock.

Vesting. Each initial option vests in a series of four successive annual installments measured from the date of grant. Each annual option is immediately vested upon grant.

Early Exercisability. Each initial option and annual option is immediately exercisable for all shares subject to the option; however, any unvested shares acquired under such options will be subject to repurchase, at the original exercise price paid per share, should a director terminate service prior to vesting in those shares.

Termination of Service. Each initial option and annual option terminates 12 months after termination of service for any reason. However, if termination is due to the director’s death or disability, the vesting and exercisability of the options will be accelerated in full. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its maximum 10-year term.

Changes to Capital Structure

In the event any change is made to the outstanding shares of our Common Stock without our receipt of consideration (whether through a stock split or other specified change in our capital structure), appropriate adjustments will be made to (a) the maximum number and/or class of securities issuable under the 2008 Plan, (b) the maximum number and/or class of securities for which any one person may be granted options and/or stock appreciation rights per calendar year, (c) the number and/or class of securities for which stock options are subsequently to be made under the non-discretionary grant program to new and continuing non-employee Board members, and (d) the number and/or class of securities and the price per share in effect under each outstanding stock award under the 2008 Plan.

Corporate Transactions

In the event of certain significant corporate transactions, our Board may take one or more of the following actions in regards to outstanding stock awards (a) arrange for the acquiring corporation to assume or continue a stock award or to substitute a similar stock award; (b) arrange for the assignment of any reacquisition or repurchase rights held by us in respect of Common Stock issued pursuant to the stock award to the acquiring corporation; (c) accelerate the vesting and exercisability of a stock award; (d) arrange for the lapse of any reacquisition or repurchase rights held by us with respect to a stock award; (e) cancel a stock award in exchange for such cash consideration as our Board, in its sole discretion, may consider appropriate; and (f) make a payment equal to the excess, if any, of (x) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (y) any exercise price payable by such holder in connection with such exercise.

A significant corporate transaction will be deemed to occur in the event of (a) a sale of all or substantially all of our and our subsidiaries’ consolidated assets, (b) the sale of at least 90% of our outstanding securities, (c) a merger or consolidation in which we are not the surviving corporation, or (d) a merger or consolidation in which we are the surviving corporation, but shares of our Common Stock are converted into other property by virtue of the corporate transaction.

Discretionary stock awards granted under the Prior Plans generally accelerate and terminate automatically if not assumed, continued, or substituted in a significant corporate transaction.

Changes in Control

Our Board has the discretion to provide that a stock award under the 2008 Plan will immediately vest as to all or any portion of the shares subject to the stock award (a) immediately upon the occurrence of certain specified change in control transactions, whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction, or (b) in the event a participant’s service with us or a successor entity is terminated, actually or constructively, within a designated period following the occurrence of certain specified change in control transactions. Stock awards held by participants under the 2008 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement. However, all outstanding options under the non-discretionary grant program will immediately accelerate and become fully vested and exercisable in the event of a change of control transaction.

A change in control transaction will be deemed to occur in the event (a) any person directly or indirectly acquires securities possessing more than 50% of the combined voting power of our outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (b) a merger, consolidation, or similar transaction occurs and our stockholders do not own more than 50% of the voting power of the surviving entity or the parent of the surviving entity in substantially the same proportion as they own our outstanding voting securities prior to such transaction; (c) our dissolution or liquidation occurs; (d) a sale of all or substantially all of our assets occurs, other than a transfer of assets to an entity in which more than 50% of the entity’s voting power is owned by our stockholders in substantially the same proportion as they own our outstanding voting securities prior to such transaction; or (e) a majority of the Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

The acceleration of a stock award in the event of a corporate transaction or change in control transaction event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Duration, Termination and Amendment

The 2008 Plan is scheduled to become effective on July 1, 2008 and terminate no later than June 30, 2018. No rights may be granted under the 2008 Plan while the 2008 Plan is suspended or after it is terminated. The 1999 Plan is scheduled to terminate no later than June 8, 2009, and the 2001 Plan is scheduled to terminate no later than March 1, 2011. If the 2008 Plan is approved by our shareholders, both Prior Plans will terminate when the 2008 Plan becomes effective on July 1, 2008.

Our Board may amend or modify the 2008 Plan at any time, subject to any required shareholder approval. To the extent required by applicable law or regulation, shareholder approval will be required for any amendment that (a) materially increases the number of shares available for issuance under the 2008 Plan; (b) materially expands the class of individuals eligible to receive stock awards under the 2008 Plan; (c) materially increases the benefits accruing to the participants under the 2008 Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2008 Plan; (d) materially extends the term of the 2008 Plan; or (e) expands the types of awards available for issuance under the 2008 Plan.

Our Board also may submit to shareholders any other amendment to the 2008 Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain covered executive officer.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the 2008 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. Incentive stock options granted under the 2008 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

However, if the shares acquired upon exercise of a nonstatutory stock option are unvested and subject to repurchase by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of exercise, but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the exercise price paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date, over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Awards. Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and we will be required to satisfy certain tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and we will be required to satisfy certain tax withholding requirements applicable to such income. We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

Options and Stock Appreciation Rights. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (a) such awards are granted by a compensation committee or committee of the Board comprised solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by the stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that all options and stock appreciation rights granted under the 2008 Plan qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation.

Restricted Stock Awards and Restricted Stock Unit Awards. Compensation attributable to restricted stock awards and restricted stock unit awards will qualify as performance-based compensation, provided that (a) the award is granted by a compensation committee comprised solely of “outside directors,” (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) the Compensation Committee certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) prior to the grant of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). Should our shareholders approve the Executive Incentive Plan (see Proposal No. 3 below), it is intended that restricted stock awards and restricted stock unit awards granted under the 2008 Plan in conjunction with the Executive Incentive Plan qualify as performance-based compensation until the first shareholder meeting that occurs in 2013.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to directors, executive officers and employees under the 2008 Plan. During 2007, we did not grant any options under our 1999 Plan or 2001 Plan to our Named Executive Officers, any of our current executive officers or any of our non-executive employees and consultants. Should our shareholders approve the 2008 Plan, our non-employee Board members will receive an automatic grant of 30,000 options under the 2008 Plan on July 1, 2008. However, should our shareholders fail to approve the 2008 Plan, our non-employee Board members will receive a similar annual option under our 1999 Plan on such date. The exercise price per share of these options will be equal to the closing price of our common stock on the date of grant.

Vote Required

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote at the annual meeting, will be required to approve the 2008 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to our shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. Should our shareholders fail to approve the 2008 Plan, the 1999 Plan and 2001 Plan will continue to remain in effect.

Recommendation

The Board of Directors recommends that shareholders vote FOR the proposal to adopt the 2008 Plan.

PROPOSAL NO. 3

APPROVAL OF THE ADOPTION OF THE EXECUTIVE INCENTIVE PLAN

We are requesting that the shareholders approve the adoption of the Quest Software, Inc. Executive Incentive Plan (the “EIP”), which was originally adopted by the Board of Directors on May 23, 2007, and amended and restated by the Board of Directors on February 7, 2008.

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly-held corporation such as Quest for compensation paid to certain executive officers in a taxable year to the extent that compensation received by each such executive officer exceeds $1 million. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. If approved by our shareholders, compensation paid pursuant to the EIP will qualify as performance-based compensation.

The EIP provides a vehicle to pay performance-based compensation to a select group of executive officers (that is, Quest’s officers who are subject to Section 16 of the Securities Exchange Act of 1934) and other key employees of Quest, who in the opinion of the Compensation Committee may make comparable contributions to Quest. The Board believes that the EIP benefits shareholders by linking a portion of executive compensation to our performance. In addition, the performance-based compensation paid to such individuals pursuant to the terms and conditions of the EIP will not be subject to the deduction limitation imposed by Section 162(m) of the Internal Revenue Code. Upon approval by our shareholders, Quest may grant performance-based compensation under the EIP to eligible participants until the first annual meeting of shareholders that occurs in 2013 (at which time re-approval of the EIP by our shareholders will be required).

The approval of the EIP also has the affect of approving the 2007 and 2008 awards described below.

General

The EIP provides for incentive compensation to certain executive officers and key employees of Quest. The material terms of the EIP are summarized below. This summary, however, does not purport to be a complete description of the EIP. The EIP has been filed with the SEC as Appendix B to this Proxy Statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the EIP.

Purpose

The purposes of the EIP are to enhance Quest’s ability to promote its success by providing incentives and rewards for the contributions of plan participants towards the successful achievement of our financial and business goals. The EIP is structured to pay cash bonuses as well as stock granted under our 1999 Stock Incentive Plan (the “1999 SIP”) or, if approved at the Annual Meeting, our 2008 Stock Incentive Plan (the “2008 SIP”), that satisfies the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

Administration

The EIP is administered by the Compensation Committee of the Board of Directors. All questions of interpretation are determined by the Compensation Committee and its decisions are final and binding on all participants.

Duration

The approval of the EIP will become effective immediately following the 2008 Annual Meeting, and the EIP will remain effective until the first annual meeting of shareholders that occurs in 2013, unless terminated earlier by the Compensation Committee or the Board of Directors. No compensation will be paid under the EIP until the EIP is approved by our shareholders.

Participation

All of our three executive officers and other key employees who may be selected by the Compensation Committee are eligible to participate in the EIP. At the beginning of each performance period, the Compensation Committee decides which eligible executive officers and key employees will participate in the EIP for such performance period. Participation is generally on an annual basis, and participation in one year does not ensure participation in future years. The participants in the EIP may participate in other bonus or other compensation plans unless the participation in such other plan would result in a performance-based award under Section 162(m) granted pursuant to the EIP failing to satisfy the conditions for “performance-based compensation” within the meaning of Section 162(m).

Plan Operation

Under the EIP, the Compensation Committee will establish and approve target bonus amounts and/or a target stock award for each participant for each performance period. Typically a performance period will be a fiscal year. The Compensation Committee will also establish performance metrics and objectives for the performance period based on the business criteria discussed below. Actual performance relative to those objectives determines to what extent the target bonus amount is paid for such performance period.

Business Criteria on which the Performance Goals are Based

The EIP sets forth a number of business criteria, any one or more of which may be selected by the Compensation Committee as the basis for determining incentive compensation under the EIP that may become payable to a participant for a particular fiscal year. The criteria (in each case based on Quest’s performance) are:

•	Net income determined in accordance with generally accepted accounting principles

•	Earnings per share determined in accordance with generally accepted accounting principles

•	Customer satisfaction as determined by an independent professional survey research firm

•	Increase in the trading price of Quest’s stock above the trading price at the time of the award

•	Return on equity, including return on capital, return on investments and total shareholder return, in each case as determined in accordance with generally accepted accounting principles

•	Return on assets determined in accordance with generally accepted accounting principles

•	Return on investments determined in accordance with generally accepted accounting principles

•	Sales growth or return on sales determined in accordance with generally accepted accounting principles

•	Change in or achievement in excess of thresholds with respect to bookings

•

Change in or achievement in excess of thresholds with respect to revenues, including total revenue; license revenue; and service revenue determined in accordance with generally accepted accounting principles

•	Operating income or operating margin determined in accordance with generally accepted accounting principles

•	Cash flow or operating cash flow determined in accordance with generally accepted accounting principles

•	Earnings before interest, taxes, depreciation and amortization determined in accordance with generally accepted accounting principles

•	Earnings before interest, taxes, depreciation and amortization and before stock compensation expense determined in accordance with generally accepted accounting principles

•	Achievement in excess of thresholds with respect to cost reduction

•	Any combination of the foregoing

With respect to any criteria listed above, the Compensation Committee may adjust the definition of the criteria by excluding elements of the criteria or including an additional element, provided the achievement or non-achievement of the resulting criteria can be objectively determined by the financial information collected by the Company in the preparation of its financial reports. The Compensation Committee will also be authorized to make adjustments in the terms and conditions of awards in recognition of extraordinary or infrequently occurring events affecting the Company or the financial statements of the Company whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the EIP. Extraordinary or nonrecurring events that could affect the Company or the financial statements of the Company include the following: (1) changes in accounting principles, (2) the disposition of a business or significant assets, (3) changes in applicable laws or regulations affecting the Company’s financial statements or operations, (4) gains or losses from all or certain claims, litigation, judgments, settlements and/or insurance recoveries, (5) the impact of impairment of intangible assets, (6) restructuring activities including reductions-in-force, (7) impact of investments or acquisitions, (8) foreign exchange gains and losses, (9) exchange rate effects, as applicable for non-U.S. dollar denominated results, and/or (10) the effects of any change in the outstanding shares of Quest’s common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. Notwithstanding the foregoing, the Compensation Committee must select criteria that collectively satisfy the requirements of performance-based compensation for the purposes of Section 162(m) of the Internal Revenue Code, including by establishing the targets at a time when the performance relative to such targets is substantially uncertain.

Award Payment

Following the close of each performance period, the Compensation Committee will determine whether the established performance metrics were attained and determine, based on each outstanding award, what amount will be paid to each participant (the “Certification Date”). The EIP, however, gives the Compensation Committee the right to reduce the amount paid based on any individual or Quest performance factors deemed relevant by the Compensation Committee. The EIP does not permit the Compensation Committee to increase such payment above the actual determined amount. Payment of awards shall be made during the period commencing with the Certification Date and ending on the earlier of (a) 30 days after the Certification Date or (b) two and one-half (2- 1/2) months after the end of the performance period. The Compensation Committee shall have the discretion to pay awards in the form of (i) cash, (ii) Common Stock, (iii) Restricted Stock, (iv) Stock Units, (v) Restricted Stock Units, or (vi) a combination of the foregoing. Payroll and other taxes will be withheld as required by law.

EIP Limitations

A minimum amount of zero may be paid. The maximum amount that may be paid to any participant in any twelve-month period, generally the calendar year, is the lesser of (a) five hundred percent (500%) of a participant’s target award or (b) $5 million. The EIP provides that to the extent that an award is expressed by reference to a number of shares of our common stock, unless otherwise determined by the Compensation

Committee when determining the target award, the value of such stock is determined by reference to the closing sales price of our stock as reported in The Wall Street Journal, or such other source the Compensation Committee deems reliable, on the date the target bonus amount is determined by the Compensation Committee for purposes of applying the foregoing limitations. For the current fiscal year a maximum cash award any participant may earn is 125% of the participant’s target cash bonus award.

Termination of Employment

Participants who terminate employment for any reason other than death or disability during any performance period will receive no payment under the EIP for such performance period. Participants who die or become totally and permanently disabled during any performance period will receive prorated payments under the plan based on the number of whole months of employment completed during the performance period and to the extent to which the performance criteria were achieved. Participants who terminate employment for any reason after the close of the performance period, but before the distribution of payments under the EIP, will be paid all amounts otherwise payable were the participant still an employee.

Federal Income Tax Consequences

All amounts paid pursuant to the EIP are taxable as ordinary income to the participants when paid. Quest may avoid any deduction limitation imposed by Section 162(m) of the Internal Revenue Code by paying performance-based compensation pursuant to the terms and conditions of the EIP. Accordingly, compensation attributable to cash bonuses and awards of stock and paid under the EIP will generally qualify as performance-based compensation, provided that: (a) such awards are granted by our Compensation Committee, (b) each award is earned and paid based on the achievement of an objective performance goal pursuant to shareholder-approved criteria, (c) the performance goal is established in writing by the Compensation Committee while the outcome is substantially uncertain and otherwise in accordance with Section 162(m), (d) the Compensation Committee certifies in writing prior to the payment or vesting of the award that the performance goal has been satisfied, and (e) prior to the payment of the award, shareholders have approved the material terms of the EIP (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Amendment and Termination of the EIP

The EIP shall remain in effect until the date of the first shareholder meeting that occurs in the fifth (5th) year following the year in which the shareholders of the Company previously approved the EIP; provided, however, that the Compensation Committee or the Board of Directors may suspend, discontinue or amend the EIP at any time and for any reason.

Other Compensation

The EIP is not the exclusive means of compensating executive officers. The executive officers have and will continue to receive other compensation, including, for example, salary, bonuses, benefits, stock options, and stock which may be granted outside of the EIP.

New Plan Benefits

The following table presents certain information with respect to any stock or cash awards granted and outstanding under the EIP as of April 1, 2008 to (i) each of the Named Executive Officers and (ii) all executive officers as a group.

Quest Software Executive Incentive Plan (1)

Name and Position	Year		RSU Awards Granted (#)	Cash Bonus Awards Granted ($)
Vincent C. Smith	2008	(2)	130,000	$600,000
Chairman of the Board and	2007	(3)	111,473	$560,869
Chief Executive Officer

Douglas F. Garn	2008	(2)	65,000	$300,000
President	2007	(3)	55,736	$280,434

Scott J. Davidson	2008	(2)	25,000	—
Senior Vice President and
Chief Financial Officer

Michael J. Lambert	2007		—	—	(4)
Former Senior Vice President

Executive Officers as a Group	2008	(2)	220,000	$900,000
	2007	(3)	167,209	$841,303	(5)

Non-Executive Directors as a Group	—		—	—

Non-Executive Officer Employees as a Group	—		—	—

(1)	All listed benefits are subject to shareholder approval of the EIP at the Annual Meeting.

(2)	The awards disclosed for 2008 have not yet been earned and are subject to the satisfaction of performance objectives for the 2008 calendar year. The RSUs awarded in 2008 will initially vest upon certification by the Compensation Committee of the Company’s achievement of the applicable performance objectives, which will also determine the ultimate number of shares of the Company’s Common Stock deliverable under the RSUs. The RSUs for the number of shares then determined will vest in three equal increments, subject to continued employment with the Company, on March 1, 2009, 2010 and 2011. The cash bonus awards listed for 2008 are the target awards under the EIP. The maximum cash bonus award that may be earned is 125% of the applicable target cash bonus award.

(3)	The awards disclosed for 2007 are subject to shareholder approval of the EIP at the Annual Meeting. The RSUs awarded in 2007 will vest in three equal increments, subject to continued employment with the Company, on May 8, 2008, March 1, 2010 and March 1, 2011.

(4)	For 2007, Mr. Lambert had a target cash bonus award of $75,000. Mr. Lambert resigned in October 2007 and did not receive a cash bonus under the EIP for 2007.

(5)	Excludes the $75,000 target cash bonus award described in footnote 4.

Vote Required

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote at the Annual Meeting, will be required to approve the adoption of the EIP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to our shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation

The Board of Directors recommends that shareholders vote FOR the proposal to adopt the Executive Incentive Plan.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit the financial statements of Quest for the year ending December 31, 2008. Deloitte & Touche served as Quest’s independent registered public accounting firm for the year ended December 31, 2007. Shareholders are being asked to ratify the appointment of Deloitte & Touche as our independent registered public accounting firm at the Annual Meeting. A representative of Deloitte & Touche is expected to be present at the Annual Meeting and to be available to respond to appropriate questions, and will have the opportunity to make a statement.

Neither our Bylaws nor other governing documents or law require shareholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. However, the Board is submitting the selection of Deloitte & Touche at the request of the Audit Committee to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and the best interests of our shareholders.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents the fees billed to Quest for professional audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), for the audit of our annual financial statements for the years ended December 31, 2007 and 2006, and fees billed for other services rendered by Deloitte during those periods.

	2007	2006
Audit Fees (1)	$1,879,504	$1,343,530
Audit-Related Fees (2)	$3,388,171	$200,163
Tax Fees (3)	$387,058	$235,788
All Other Fees	$—	$—

Total	$5,654,733	$1,779,481

(1)	Audit Fees related to professional services rendered for the audit of our annual financial statements, reviews of our quarterly financial statements, international statutory audits and other fees related to our SEC filings and other accounting consultations. The 2006 audit fees have been increased by $236,530 from the amount reported in the our Annual Report on Form 10-K for the year ended December 31, 2006 for audit fees related to fiscal year 2006 that were billed after such annual report was filed. This category also includes $477,000 and $384,200 in fees in 2007 and 2006, respectively, for the audit of management’s assessment of the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and also acquisition-related audit fees. The audit-related fees in 2007 and 2006 were primarily related to audits of our restatement work, including $3,324,671 and $181,538 in fees billed during 2007 and 2006 for the audit of our restatement as described in Note 2, “Restatement of Previously Issued Financial Statements” to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 and the section entitled “Restatement” in Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in Item 7 of such Annual Report.

(3)	Tax Fees included fees for tax compliance of approximately $206,285 and $146,968 for 2007 and 2006 and, relating to U.S. federal tax returns, tax returns in overseas countries in which we do business and various state and local tax returns. Tax fees also included fees for tax advisory services of approximately $180,773 for 2007 and $88,820 for 2006, including tax examination assistance, expatriate tax services, assistance related to mergers and acquisitions, tax research and tax planning services in the countries in which we do business.

The Audit Committee of the Board of Directors has considered whether the provision by Deloitte of the non-audit services listed above is compatible with maintaining Deloitte’s independence.

Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services, and may be subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the related amounts of fees for services performed. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of a majority of the shares represented and voting and a majority of the quorum will be required to ratify the selection of Deloitte & Touche as our independent registered public accounting firm.

Recommendation

The Board of Directors recommends that shareholders vote FOR ratification of the selection of Deloitte & Touche as Quest’s independent registered public accounting firm.

*****

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2007 accompanies this Proxy Statement. Further copies are also available without charge upon delivery of a written request to our principal executive offices at: Corporate Secretary, Quest Software, Inc., 5 Polaris Way, Aliso Viejo, CA 92656. Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.

April 10, 2008

Aliso Viejo, California

APPENDIX A

QUEST SOFTWARE, INC.

2008 STOCK INCENTIVE PLAN

1.	GENERAL.

(a) Successor and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Company’s 1999 Stock Incentive Plan and 2001 Stock Incentive Plan (the “Prior Plans”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plans. Any shares remaining available for issuance pursuant to the exercise of options or settlement of stock awards under the Prior Plans shall become available for issuance pursuant to Stock Awards granted hereunder. Any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement shall become available for issuance pursuant to Stock Awards granted hereunder. On the Effective Date, all outstanding stock awards granted under the Prior Plans shall be deemed to be stock awards granted pursuant to the Plan, but shall remain subject to the terms of the Prior Plans with respect to which they were originally granted. All Stock Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants. The persons eligible to receive Options under the Non-Discretionary Grant Program are Eligible Directors.

(c) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, and (vi) Other Stock Awards.

(d) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(d). However, the Board may not delegate administration of the Non-Discretionary Grant Program.

(b) Powers of Board. Except with respect to the Non-Discretionary Grant Program, the Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 10(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements shareholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Stock Awards available for issuance under the Plan. Except as provided above, rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(vii) To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation, (ii) Section 422 of the Code regarding Incentive Stock Options, or (iii) Rule 16b-3.

(viii) To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and the related guidance thereunder.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c) Administration of Non-Discretionary Grant Program. The Board shall have the power, subject to and within the limitation of the express provisions of the Non-Discretionary Grant Program:

(i) To determine the provisions of each Option to the extent not specified in the Non-Discretionary Grant Program.

(ii) To construe and interpret the Non-Discretionary Grant Program and the Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Non-Discretionary Grant Program or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Non-Discretionary Grant Program or Option fully effective.

(iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Non-Discretionary Grant Program.

(d) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan (except the Non-Discretionary Grant Program) to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(e) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Stock Awards under the Plan, or (ii) cancel and re-grant any outstanding Stock Awards under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event. In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options or Stock Appreciation Rights may not be amended to reduce the exercise price of such outstanding Options or Stock Appreciation Rights and neither the Board nor any Committee may cancel outstanding Options or Stock Appreciation Rights with exercise prices greater than the then current fair market value of the Common Stock in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

(f) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 10(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards under the Plan shall not exceed thirty-five million (35,000,000) shares. Such share reserve consists of (i) the number of shares remaining available for issuance under the Prior Plans, including shares subject to outstanding stock awards under the Prior Plans as of the Effective Date, plus (ii) an additional 10,750,748 shares. After the Effective Date, such share reserve shall be reduced from time to time by (i) the number of shares issued pursuant to the exercise of outstanding options granted under the Prior Plans, and (ii) the number of fully-vested shares issued pursuant to share right awards and the settlement of restricted stock units outstanding under the Prior Plans. Subject to Section 3(b), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of Common Stock issued pursuant to (A) an Option granted under Sections 5 or 7, or (B) a Stock Appreciation Right granted under Section 6(c), and (ii) one and ninety-four hundredths (1.94) shares for each share of Common Stock issued pursuant to a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock Award granted under Section 6. Shares may be issued in connection with a merger or acquisition as permitted by FINRA Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If (i) a Stock Award (including the stock awards transferred from the Prior Plans on the Effective Date) shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award (including the stock awards transferred from the Prior Plans on the Effective Date) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) a Stock Award (including the stock awards transferred from the Prior Plans on the Effective Date) is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not remain available for issuance under the Plan. To the extent there is issued a share of Common Stock pursuant to a Stock Award that counted as one and ninety-four hundredths (1.94) shares against the number of shares available for issuance under the Plan pursuant to Section 3(a) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this Section 3(b), then the number of shares of Common Stock available for issuance under the Plan shall increase by one and ninety-four hundredths (1.94) shares.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 3(c), subject to the provisions of Section 10(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the same as the maximum number of shares of Common Stock that may be issued pursuant to Stock Awards under Section 3(a).

(d) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Non- discretionary Options granted under the Non-Discretionary Grant Program in Section 7 may be granted only to Eligible Directors

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation. Subject to the provisions of Section 10(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Options, Stock Appreciation Rights, and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than one million (1,000,000) shares of Common Stock.

(d) Consultants. A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant.

5.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall conform to (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Sections 409A and 424(a) of the Code.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(d) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and securities laws upon the Optionholder’s request.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(e) Vesting of Options Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. However, Options granted to the Chief Executive Officer of the Company or Chairman of the Board of Directors (the “Chairman”) shall be subject to a minimum vesting period and shall vest as follows: not more than twenty percent (20%) of any shares of Common Stock subject to an Option shall vest after the first year following the date of grant, and not more than ten percent (10%) after every six-month period thereafter; provided, however, the Compensation Committee shall have the authority, in its sole discretion, to reduce the minimum vesting period provided in this Section 5(e). Notwithstanding the foregoing, at such time as the Chairman is Independent, the minimum vesting period required by this Section 5(e) shall not apply to Options granted to such Chairman. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date thirty (30) days following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(g) Extension of Termination Date. In the event that exercise of an Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of thirty (30) days after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the

Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Non-Exempt Employees. No Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company; (B) past services actually rendered to the Company or an Affiliate; or (C) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award.

(c) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price.

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (A) the date thirty (30) days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(viii) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Stock Appreciation Right will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	NON-DISCRETIONARY GRANTS TO ELIGIBLE DIRECTORS.

(a) General. The Non-Discretionary Grant Program in this Section 7 allows Eligible Directors to receive Nonstatutory Stock Options automatically at designated intervals over their period of Continuous Service on the Board. The Non-Discretionary Grant Program is intended as the successor to and continuation of the Automatic Option Grant Program under the Company’s 1999 Stock Incentive Plan.

(b) Eligibility. The Options shall automatically be granted to all Eligible Directors who meet the specified criteria.

(c) Non-Discretionary Option Grants.

(i) Initial Grants. Without any further action of the Board, each person who becomes elected or appointed to serve on the Board for the first time and who has not been previously in the employ of the Company or an Affiliate automatically shall, upon the date of his or her initial election or appointment, be granted a Nonstatutory Stock Option to purchase forty thousand (40,000) shares of Common Stock (the “Initial Grant”) on the terms and conditions set forth in Section 7(d).

(ii) Transitional Annual Grants. Without any further action of the Board, on July 1, 2008, each Eligible Director who has served as a non-employee Board member since the first business day in July 2007 and whose Continuous Service has not then terminated shall automatically be granted a Nonstatutory Stock Option to purchase thirty thousand (30,000) shares of Common Stock (the “Transitional Annual Grant”) on the terms and conditions set forth in Section 7(d).

(iii) Annual Grants. Without any further action of the Board, on the first business day in January of each year, beginning on January 2, 2009, each Eligible Director who has served as a non-employee Board member since the first business day in January of the previous year and whose Continuous Service has not then terminated shall automatically be granted a Nonstatutory Stock Option to purchase twenty thousand (20,000) shares of Common Stock (the “Annual Grant”) on the terms and conditions set forth in Section 7(d).

(d) Non-Discretionary Option Grant Provisions.

(i) Term. No Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(ii) Exercise Price. The exercise price of each Option granted hereunder shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iii) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid by any combination of the methods of payment set forth below:

(1) by cash, check, bank draft or money order payable to the Company;

(2) to the extent exercised for vested shares, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; or

(3) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock.

(iv) Vesting. Options granted under the Non-Discretionary Grant Program shall vest as follows:

(1) Initial Grants. Each Initial Grant shall vest in a series of four (4) successive equal annual installments during the Eligible Director’s Continuous Service over the four (4)-year period measured from the date of grant.

(2) Transitional Annual Grants. Each Transitional Annual Grant shall be fully vested on the date of grant.

(3) Annual Grants. Each Annual Grant shall be fully vested on the date of grant.

(v) Early Exercise. Each Option granted under the Non-Discretionary Grant Program shall be immediately exercisable as to any or all of the shares of Common Stock subject to such Options prior to the full vesting of the Option. Any unvested shares of Common Stock so acquired shall be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time necessary to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option.

(vi) Termination of Continuous Service. In the event that an Eligible Director’s Continuous Service terminates (other than upon the Eligible Director’s death or Disability), the Eligible Director may exercise his or her Option (to the extent that the Eligible Director was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date twelve (12) months following the termination of the Eligible Director’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Eligible Director does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(vii) Extension of Termination Date. If the exercise of the Option following the termination of the Eligible Director’s Continuous Service (other than upon the Eligible Director’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of twelve (12) months after the termination of the Eligible Director’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(viii) Disability of Eligible Director. In the event that an Eligible Director’s Continuous Service terminates as a result of the Eligible Director’s Disability, the Option shall become fully vested and exercisable and the Eligible Director may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Eligible Director does not exercise his or her Option within the time specified herein or in the Option Agreement, the Option shall terminate.

(ix) Death of Eligible Director. In the event that an Eligible Director’s Continuous Service terminates as a result of the Eligible Director’s death, then the Option shall become fully vested and exercisable and may be exercised by the Eligible Director’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Eligible Director’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death, or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Eligible Director’s death, the Option is not exercised within the time specified herein, the Option shall terminate.

(x) Change in Control. In the event of a Change in Control, each Option granted under the Non-Discretionary Grant Program shall become fully vested and exercisable immediately prior to the effectiveness of such Change in Control.

(xi) Remaining Terms. The remaining terms and conditions of each Option shall be as set forth in an Option Agreement in the form adopted from time to time by the Board; provided, however, that the terms of such Option Agreement shall be consistent with the terms of the Plan.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation or any applicable securities law.

(c) No Obligation to Notify. The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

9.	MISCELLANEOUS.

(a) Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Stock Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A. To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

10.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to

Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 4(c); (iv) the class(es) and number of securities subject to each Option granted under the Non-Discretionary Grant Program under Section 7; and (v) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in a Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action with respect to all Stock Awards, portions thereof, or with respect to all Participants.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. A Stock Award may vest as to all or any portion of the shares subject to the Stock Award (i) immediately upon the occurrence of a Change in Control, whether or not such Stock Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

11.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

12.	EFFECTIVE DATE OF PLAN.

Should the Plan be approved by the Company’s shareholders at the 2008 Annual Meeting, the Plan shall become effective on July 1, 2008.

13.	CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

14.	DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Annual Grant” means an Option granted to an Eligible Director who meets the specified criteria pursuant to Section 7(c)(iii).

(c) “Board” means the Board of Directors of the Company.

(d) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(e) “Cause” means with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(f) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or other transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means a committee of two (2) or more members of the Company’s Compensation Committee to whom authority has been delegated by the Board in accordance with Section 2(d).

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Quest Software, Inc., a California corporation.

(k) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an “Affiliate,” as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer or the president of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, the chief executive officer, or the president, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(n) “Director” means a member of the Board.

(o) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Section 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(p) “Effective Date” means the effective date of the Plan as set forth in Section 12.

(q) “Eligible Director” means a Director who is not an Employee and is eligible to participate in the Non-Discretionary Grant Program.

(r) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Entity” means a corporation, partnership, limited liability company or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company; (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or (vi) Vincent C. Smith, or any Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) controlled by Vincent C. Smith.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If the Common Stock is listed or traded on the Nasdaq Capital Market, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the date of determination, as reported in a source the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w) “Incentive Stock Option” means an Option which qualifies as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Independent” shall mean such meaning as defined in Section 303A.02 of the New York Stock Exchange Listed Company Manual.

(y) “Initial Grant” means an Option granted to an Eligible Director who meets the criteria pursuant to Section 7(c)(i).

(z) “Non-Discretionary Grant Program” means the non-discretionary grant program in effect under Section 7.

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means an Option that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ii) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(jj) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(kk) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Plan” means this Quest Software, Inc. 2008 Stock Incentive Plan.

(mm) “Prior Plans” means the Company’s 1999 Stock Incentive Plan and the Company’s 2001 Stock Incentive Plan, as in effect immediately prior to the Effective Date.

(nn) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(pp) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss) “Securities Act” means the Securities Act of 1933, as amended.

(tt) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

(uu) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(vv) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, or any Other Stock Award.

(ww) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(xx) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(yy) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(zz) “Transitional Annual Grant” means an Option granted to an Eligible Director who meets the specified criteria pursuant to Section 7(c)(ii).

APPENDIX B

QUEST SOFTWARE, INC.

EXECUTIVE INCENTIVE PLAN

Section 1 – Purposes.

This Quest Software, Inc. Executive Incentive Plan (the “Plan”) provides for incentive compensation to those key officers and employees of Quest Software, Inc. (“Quest”) or any affiliated entity included in Quest’s consolidated financial statements (collectively, the “Company”), who, from time to time may be selected for participation. The Plan is intended to provide incentives and rewards for the contributions of such employees toward the successful achievement of the Company’s financial and business goals established for the applicable performance period. The Company’s policy is to have a significant portion of a participant’s total compensation tied to the Company’s performance. Except as provided in Section 18, payments pursuant to the Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

Section 2 – Administration.

The Plan shall be administered by the committee (the “Committee”) of the Board of Directors of Quest that has been designated to administer programs intended to qualify as “performance-based compensation” within the meaning of Section 162(m). The Committee shall have authority to: (a) select eligible individuals who are to participate in the Plan for a specified performance period; (b) establish the specific performance objectives that must be achieved for each performance period at one or more designated levels (threshold, above-threshold, target and above-target) for bonuses or awards to be earned under the Plan for that performance period; (c) set the bonus or other award potential for each participant at each designated level of performance; (d) certify the amount of the actual bonus or other award that is earned; (e) make rules and adopt administrative procedures in connection with the Plan; (f) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (g) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any award in the manner and to the extent it shall deem desirable to carry the Plan into effect. The Committee shall have discretion to provide for situations or conditions not specifically provided for herein consistent with the purposes of the Plan. The Committee shall determine the beginning and ending dates for each performance period. Unless otherwise determined by the Committee, the performance period shall correspond to Quest’s fiscal year. Notwithstanding any other provision of the Plan to the contrary, other than Section 18, the Plan shall be administered and its provisions interpreted so that payments pursuant to the Plan qualify as “performance-based compensation” within the meaning of Section 162(m). Determinations by the Committee shall be final and binding on the Company and all participants.

Section 3 – Selection of Participants.

The executive officers of the Company as well as those other key employees of the Company who, in the opinion of the Committee, may make comparable contributions to the Company shall be eligible to participate in the Plan. Each performance period, the Committee may designate from among those employees who are eligible to participate in the Plan those employees who shall participate in the Plan for such performance period. Other than as specified in Section 18, in the event an individual is selected to participate in the Plan, such individual shall not also participate in another bonus or other compensation plan, if the participation in such other plan would result in the Plan not satisfying the conditions for “performance-based compensation” within the meaning of Section 162(m).

Section 4 – Establishing Performance Objectives.

During the first ninety (90) days of each performance period (or, for performance periods greater or less than 12 months, during the first 25% of the performance period) the Committee shall establish one or more performance objectives, at least one of which shall be based on a shareholder approved business criteria. The Committee shall have discretion to establish objectives that are not based on shareholder approved business criteria, including objectives the achievement of which may require subjective assessments by the Committee. Notwithstanding the foregoing, the maximum possible payout shall be based solely on shareholder approved business criteria. The use of non-shareholder approved business criteria shall be used solely to reduce an award. The shareholder approved business criteria based on the Company’s performance are as follows:

•	Net income determined in accordance with generally accepted accounting principles

•	Earnings per share determined in accordance with generally accepted accounting principles

•	Customer satisfaction as determined by an independent professional survey research firm

•	Increase in the trading price of Quest’s stock above the trading price at the time of the award

•	Return on equity, including return on capital, return on investments and total shareholder return, in each case as determined in accordance with generally accepted accounting principles

•	Return on assets determined in accordance with generally accepted accounting principles

•	Return on investments determined in accordance with generally accepted accounting principles

•	Sales growth or return on sales determined in accordance with generally accepted accounting principles

•	Change in or achievement in excess of thresholds with respect to bookings

•

Change in or achievement in excess of thresholds with respect to revenues, including total revenue; license revenue; and service revenue determined in accordance with generally accepted accounting principles

•	Operating income or operating margin determined in accordance with generally accepted accounting principles

•	Cash flow or operating cash flow determined in accordance with generally accepted accounting principles

•	Earnings before interest, taxes, depreciation and amortization determined in accordance with generally accepted accounting principles

•	Earnings before interest, taxes, depreciation and amortization and before stock compensation expense determined in accordance with generally accepted accounting principles

•	Achievement in excess of thresholds with respect to cost reduction

•	Any combination of the foregoing

With respect to any criteria listed above, the Committee may adjust the definition of the criteria by excluding elements of the criteria or including an additional element, provided the achievement or non-achievement of the resulting criteria can be objectively determined by the financial information collected by the Company in the preparation of its financial reports. For example, the net income criteria could be modified to exclude the net income of a division of the Company. Also by way of example, the earnings before interest, taxes, depreciation and amortization could be modified to take into account one of the aforementioned excluded elements in the calculation of this criterion. Furthermore, a criteria could be created that compares the Company’s performance in a criteria listed above to the approved budget for such criteria or to the performance over the same performance period of a pre-selected group of companies or a pre-selected index.

Notwithstanding the foregoing, the Committee must select criteria that collectively satisfy the requirements of performance-based compensation for the purposes of Section 162(m), including by establishing the targets at a time when the performance relative to such targets is substantially uncertain.

Section 5 – Adjustments of Awards Upon the Occurrence of Certain Extraordinary or Nonrecurring Events

The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of extraordinary or infrequently occurring events affecting the Company or the financial statements of the Company whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. Extraordinary or nonrecurring events that could affect the Company or the financial statements of the Company include the following: (1) changes in accounting principles that become effective during the performance period, (2) the disposition of a business or significant assets, (3) changes in applicable laws or regulations affecting the Company’s financial statements or operations, (4) gains or losses from all or certain claims, litigation, judgments, settlements and/or insurance recoveries, (5) the impact of impairment of intangible assets, (6) restructuring activities including reductions-in-force, (7) impact of investments or acquisitions, (8) foreign exchange gains and losses, (9) exchange rate effects, as applicable for non-U.S. dollar denominated results, and/or (10) the effects of any change in the outstanding shares of Quest’s common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends. Notwithstanding the foregoing, except as provided in Section 18, the Committee shall not be authorized to make an adjustment pursuant to this Section 5 if such adjustment would result in a payment pursuant to the Plan not satisfying the requirements for performance-based compensation for purposes of Section 162(m).

Section 6 – Establishing Target Awards.

During the first ninety (90) days of each performance period (or, for performance periods greater or less than 12 months, during the first 25% of the performance period) the Committee shall establish a target award for each participant in the Plan. Individual participants may earn an award payout ranging from zero percent to a maximum of five hundred percent of their target award. The Committee will establish an award payout schedule based upon the extent to which the Company performance objectives and/or other performance objectives are or are not achieved or exceeded. Pursuant to Section 4, entitlement to an award shall be based solely on shareholder approved business criteria; however, non-shareholder approved criteria may be used to reduce the amount of an award payable to one or more participants. Notwithstanding the foregoing, no participant shall receive a payment pursuant to the Plan that exceeds $5 million for any twelve (12) month period. To the extent that a target award is expressed by reference to a number of shares of Quest’s common stock, for the purpose of applying the limitations on a maximum award as set forth in this Section 6, unless otherwise determined by the Committee when determining the target award, the value of such stock shall be the Value of Common Stock as defined in Section 9 using the date the target award is determined by the Committee as the day of valuation.

Section 7 – Certification of Final Awards.

No later than two and one-half (2 1/2) months following a performance period, the Committee shall determine whether the established performance objectives and other criteria for each participant in the Plan were achieved (the “Certificate Date”). Each performance objective shall be measured separately in terms of the actual level of achievement and shall be weighted equally or in such other proportion as the Committee shall determine at the time such performance objectives are determined. If the actual level of achievement is between two specified levels, then the bonus or other award attributable to that performance objective shall be interpolated on a straight line basis, unless otherwise provided by the Committee when establishing such objective. The Committee shall have full discretion to reduce individual final awards based on individual or Company performance as the Committee considers appropriate in the circumstances. The Committee shall not have discretion to increase awards for the performance period.

Section 8 – Termination of Employment.

Participants whose employment by the Company is terminated for any reason other than death or disability during any performance period will receive no payment under the Plan for such performance period. Participants who die or become totally and permanently disabled during any performance period will receive prorated payments under the Plan based on the number of whole months of employment completed during the performance period and the extent to which the performance criteria were achieved. Except as provided in Section 9, participants whose employment by the Company is terminated for any reason after the close of the performance period but before the distribution of payments under the Plan will be paid all amounts applicable under this Plan for such performance period based on the extent to which the performance criteria were achieved.

Section 9 – Time of and Payment of Awards.

Payment of awards shall be made during the period commencing with the Certification Date and ending on the earlier of (a) 30 days after the Certification Date or (b) two and one-half (2 1/2) months after the end of the performance period. Notwithstanding the foregoing, payment shall not occur prior to any required shareholder approval. The Committee shall have the discretion to pay awards in the form of (i) cash, (ii) Common Stock, (iii) Restricted Stock, (iv) Stock Units, (v) Restricted Stock Units, or (vi) a combination of the foregoing. Payroll and other taxes shall be withheld as determined by the Company. Notwithstanding the foregoing, the Committee, at the beginning of a performance period, may determine whether a participant is eligible to defer any payments pursuant to the Plan under a nonqualified deferred compensation plan. In the case of any such deferred payment, the terms of such deferred compensation plan shall control; provided, however, that, unless the Committee determines that the alternative deferred payment does not have to comply with the following limitations in order to avoid the application of Section 162(m), any amount payable pursuant to such deferred compensation plan in excess of the amount otherwise payable pursuant to this Plan shall not exceed, as determined by the Committee, either (a) an amount based on either Moody’s Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for the purpose of Section 162(m)) over the deferral period or (b) the return over the deferral period of one or more predetermined actual investments, as determined by the Committee, such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s).

For the purposes of this Section 9, the following definitions shall apply:

“Common Stock” shall mean common stock of Quest.

“Restricted Stock” shall mean Common Stock that is subject to Vesting as set forth in the Restricted Stock Agreement adopted by the Committee.

“Stock Units” shall mean an unfunded, unsecured commitment by Quest to deliver a pre-determined number of shares of Common Stock (or the cash equivalent of such Common Stock) to a participant at a future time in accordance with the terms and conditions of a Stock Unit Agreement adopted by the Committee.

“Restricted Stock Unit” shall mean a Stock Unit that is subject to Vesting as set forth in the Restricted Stock Unit Agreement adopted by the Committee.

“Vesting” shall mean a requirement that a participant remain an employee of Quest, or an affiliate of Quest, for an additional period of time in order to retain the Common Stock (in the case of Restricted Stock) or the Stock Unit (in the case of a Restricted Stock Unit).

“Value of Common Stock” shall mean: (a) if Quest’s common stock is listed on any established stock exchange or national market system, by reference to the closing sales price of Quest’s common stock as quoted on such exchange or system (or the exchange with the greatest volume of trading in Quest’s common stock) on the day of valuation as reported in The Wall Street Journal or such other source as the Committee deems reliable; and (b) if there is no closing sales price for Quest’s common stock on the day of valuation, the closing sales price on the last preceding day for which such quotation exists. Vesting shall not be taken into account in determining the Value of Common Stock for this purpose.

In the event the Committee does not specify the form of the payment at the time the Committee establishes the target award, the form of payment shall be in the form of cash unless the Committee determines (a “Retroactive Determination”) on or before the Certification Date that the form of payment will include some non-cash consideration. In the event the Committee makes a Retroactive Determination, the total value of the payment shall not exceed the value if the payment were made only in cash. The Committee shall be deemed to be in compliance with the preceding sentence if the sum of (i) the Value of Common Stock, (ii) the Value of Common Stock that is Restricted Stock, (iii) the Value of Common Stock that is subject to Stock Units or Restricted Stock Units, and (iv) the cash in the payment pursuant to the Retroactive Determination would be less than or equal to an all-cash payment on both the last day of the performance period and the Certification Date.

Shares of Common Stock issued directly or as Restricted Stock or pursuant to Stock Units or Restricted Stock Units shall be issued pursuant to Quest’s 1999 Stock Incentive Plan, as amended, unless otherwise determined by the Committee.

Section 10 – Forfeiture.

It shall be an overriding precondition to the payment of any award (a) that the participant not engage in any activity that, in the opinion of the Committee, is in competition with any activity of the Company or any affiliated entity or otherwise inimical to the best interests of the Company and (b) that the participant furnish the Committee with all such information confirming satisfaction of the foregoing condition as the Committee shall reasonably request. If the Committee makes a determination that a participant has engaged in any such competitive or otherwise inimical activity, such determination shall operate to immediately cancel all then unpaid award amounts.

Section 11 – Death.

Any award remaining unpaid, in whole or in part, following the death of a participant shall be paid to the participant’s legal representative or to a beneficiary designated by the participant in accordance with the rules established by the Committee.

Section 12 – No Right to Employment or Award.

No person shall have any claim or right to receive an award, and selection to participate in the Plan shall not confer upon any employee any right with respect to continued employment by the Company or continued participation in the Plan. Further the Company reaffirms its at-will relationship with its employees and expressly reserves the right at any time to dismiss a participant free from any liability or claim for benefits pursuant to the Plan, except as provided under this Plan or other written plan adopted by the Company or written agreement between the Company and the participant.

Section 13 – Discretion of Company, Board of Directors and Committee.

Any decision made or action taken by the Company or by the Board of Directors of Quest or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the absolute discretion of the Company, the Board of Directors, or the Committee, as the case may be, and shall be conclusive and binding upon all persons. To the maximum extent possible, no member of the Committee shall have any liability for actions taken or omitted under the Plan by such member or any other person.

Section 14 – No Funding of Plan.

The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to participants under the Plan. The Plan shall constitute an “unfunded” plan of the Company.

The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any participant or former participant shall be no greater than those of a general unsecured creditor or shareholder of Quest, as the case may be.

Section 15 – Non-Transferability of Benefits and Interests.

Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, any such attempted action shall be void, and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any participant or former participant. This Section 15 shall not apply to an assignment of a contingency or payment due (i) after the death of a participant to the deceased participant’s legal representative or beneficiary or (ii) after the disability of a participant to the disabled participant’s personal representative.

Section 16 – Law to Govern.

All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of California.

Section 17 – Non-Exclusivity.

The Plan does not limit the authority of the Company, the Board of Directors or the Committee, or any current or future subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, other than that specifically prohibited herein.

Section 18 – Section 162(m) Conditions; Bifurcation of Plan.

It is the intent of the Company that, except as provided in this Section 18, all payments made hereunder satisfy all applicable requirements for “performance-based compensation” under Section 162(m). Accordingly, any provision, application or interpretation of the Plan inconsistent with such intent shall be disregarded. Notwithstanding the foregoing, the Committee may grant awards pursuant to the Plan such that the payment associated with such award will not qualify as performance-based compensation under Section 162(m) in the following circumstances:

(i) The participant is a person whose compensation is not subject to Section 162(m);

(ii) At the time the award is made, the Committee specifically states that the award in question is not intended to qualify as performance-based compensation; provided, however, that such non-qualifying award not result in any award that is intended to qualify as performance-based compensation failing to qualify as performance-based compensation; or

(iii) At the time the award is made, the Committee provides for payment in circumstances which, if such circumstance were to occur, would result in the payment not qualifying as performance-based compensation under Section 162(m).

Section 19 – Amendment or Termination.

Once approved by the shareholders of the Company, the Plan shall remain in effect until the date of the first shareholder meeting that occurs in the fifth (1/5th) year following the year in which the shareholders of the Company previously approved the Plan; provided, however, that the Board of Directors of the Company and the Committee each reserves the right at any time to make any changes in the Plan as it may consider desirable or may suspend, discontinue or terminate the Plan at any time. No action under this Section 19 which adversely affects a participant’s rights to, or interest in, an award granted prior to the date of such action shall be effective unless the participant shall have agreed thereto in writing.

Quest Software, Inc., a California corporation

By:
Name: Vincent C. Smith Its: Chief Executive Officer

By:
Name: J. Michael Vaughn Its: Secretary

c/o Corporate Election Services

P. O. Box 3230

Pittsburgh, PA 15230-3230

VOTE BY TELEPHONE

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-3230.

Vote by Telephone

Call Toll-Free using a

touch-tone telephone:

1-888-693-8683

Vote by Internet

Access the Website and

cast your vote:

www.cesvote.com

Vote by Mail

Return your proxy

in the postage-paid

envelope provided

Vote 24 hours a day, 7 days a week!

Internet and telephone voting facilities will close at 6 a.m. Pacific Time on May 8, 2008.

If you vote over the Internet or by telephone, you DO NOT need to return your proxy card.

Proxy card must be signed and dated below.

Please fold and detach card at perforation before mailing.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2008

The undersigned shareholder of Quest Software, Inc. (“Quest”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of Quest Software, Inc. to be held at Quest’s principal executive offices located at 5 Polaris Way, Aliso Viejo, California 92656 on Thursday, May 8, 2008 at 10:00 a.m. local time, and hereby appoints Vincent C. Smith and Scott J. Davidson, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote Quest’s Common Stock which the undersigned is entitled to vote at such meeting and any adjournments of such meeting, as set forth below.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE BOARD’S NOMINEES, FOR PROPOSALS 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Dated:, 2008

Signature of Shareholder

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE VOTE, SIGN, DATE AND RETURN THIS CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Shareholder (if held jointly)

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

(Continued on the reverse side)

Proxy card must be signed and dated below.

Please fold and detach card at perforation before mailing.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Our Board of Directors recommends that you vote your shares FOR each of the seven nominees to the Board of Directors identified above and FOR proposals 2, 3 and 4.

QUEST SOFTWARE, INC.

PROXY

1.

To elect seven directors to serve on the Quest’s Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified:

For All

Withhold

All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) to the left of the name(s) of the nominee(s) on the line below.

Director Nominees:

1. Vincent C. Smith

5. Kevin M. Klausmeyer

2. Raymond J. Lane

6. Paul A. Sallaberry

3. Jerry Murdock, Jr.

7. H. John Dirks

4. Augustine L. Nieto II

FOR AGAINST ABSTAIN

2. To approve the adoption of our 2008 Stock Incentive Plan.

FOR AGAINST ABSTAIN

3. To approve the adoption of our Executive Incentive Plan.

FOR AGAINST ABSTAIN

4. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2008.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on the reverse side)